UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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First Niagara Financial Group, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Notice of 2012 Annual Meeting and Proxy Statement

First Niagara Financial Group, Inc.

726 Exchange Street

Suite 618

Buffalo, New York 14210

March 15, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of stockholders of First Niagara Financial Group, Inc. to be held at Larkin at Exchange, 726 Exchange Street, Buffalo, New York 14210, on Wednesday, April 25, 2012 at 10:00 a.m. local time.

The business to be conducted at the Annual Meeting consists of the election of three (3) directors; an advisory (non-binding) vote on executive compensation; approval of the First Niagara Financial Group, Inc. 2012 Equity Incentive Plan; approval of the First Niagara Financial Group, Inc. Executive Annual Incentive Plan; and ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2012. Information regarding these matters can be found in the attached proxy statement and we urge you to vote for each of them.

We are pleased to inform you that we are taking advantage of the Securities and Exchange Commission’s rules that allow companies to furnish proxy materials to their stockholders via the internet rather than in paper form. Accordingly, we are sending most of our stockholders a notice regarding the availability of the proxy statement and our Annual Report via the Internet. We believe these rules will expedite your receipt of proxy materials, help conserve natural resources and reduce our printing and mailing costs.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope that you will vote as soon as possible. Please review the instructions for each of your voting options described in the Proxy Statement and the Notice of Internet Availability of Proxy Materials you received in the mail.

Sincerely,

/s/ John R. Koelmel
John R. Koelmel President and Chief Executive Officer

First Niagara Financial Group, Inc.

726 Exchange Street

Suite 618

Buffalo, New York 14210

(716) 819-5500

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

to be held on April 25, 2012

Notice is hereby given that the Annual Meeting of stockholders will be held at Larkin at Exchange, 726 Exchange Street, Buffalo, New York 14210 on Wednesday, April 25, 2012 at 10:00 a.m. local time.

The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of three directors;

2.	an advisory (non-binding) vote to approve our executive compensation programs and policies as described in this proxy statement;

3.	the approval of the First Niagara Financial Group, Inc. 2012 Equity Incentive Plan;

4.	the approval of the First Niagara Financial Group, Inc. Executive Annual Incentive Plan; and

5.	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2012.

In addition, other matters that may properly come before the Annual Meeting, or any adjournments and postponements of the Annual Meeting, may also be considered. To date, the Board is not aware of any other such business.

Stockholders who owned shares as of the close of business on March 2, 2012 are entitled to attend and vote at the Annual Meeting. A list of eligible stockholders will be available for inspection at the Annual Meeting, as well as for a period of ten days prior to the Annual Meeting, at our headquarters at Larkin at Exchange, located at 726 Exchange Street, Buffalo, New York 14210.

For instructions on voting, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail or, if you received a hard copy of the Proxy Statement, on your enclosed proxy card.

It is important that your shares be represented and voted at the Annual Meeting.

/s/ John Mineo
Buffalo, New York	John Mineo
March 15, 2012	Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 25, 2012. The proxy statement, form of proxy and our 2011 Annual Report on Form 10-K are available at:

https://materials.proxyvote.com/33582V

PROXY STATEMENT

First Niagara Financial Group, Inc.

726 Exchange Street

Suite 618

Buffalo, New York 14210

(716) 819-5500

ANNUAL MEETING OF STOCKHOLDERS

April 25, 2012

This proxy statement is being made available to stockholders of First Niagara Financial Group, Inc. (the “Company”) on or about March 15, 2012 via the Internet or by delivery of printed copies by mail, and is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of the Company for use at the Annual Meeting, which will be held at Larkin at Exchange, 726 Exchange Street, Buffalo, New York 14210 on Wednesday, April 25, 2012 at 10:00 a.m. local time, and all adjournments or postponements of the Annual Meeting. On or about March 15, 2012, we began mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this proxy statement and our 2011 Annual Report on Form 10-K (the “Annual Report”) online, as well as instructions on how to vote. Also on or about March 15, 2012, we began mailing printed copies of these proxy materials to stockholders that have requested printed copies. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and Annual Report. The Notice also instructs you on how you may vote via the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. Our 2011 Annual Report is not part of the proxy solicitation material.

STOCKHOLDERS ENTITLED TO VOTE

Holders of record of our Common Stock, par value $0.01 per share (“Common Stock”), as of the close of business on March 2, 2012 (the “Record Date”) are entitled to one vote for each share held, except as described below. As of the Record Date, we had 351,789,781 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of issued and outstanding shares of Common Stock entitled to vote is necessary in order to constitute a quorum at the Annual Meeting. In the event there are not sufficient shares present for a quorum, or to approve or ratify any matter being presented at the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

In accordance with the provisions of our Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Certificate of Incorporation authorizes the Board:

1.	to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and

2.	to require that any person who is reasonably believed to beneficially own stock in excess of the Limit provide information to enable the Board to implement and appropriately apply the Limit.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

Votes Required to Adopt Proposals

As to the election of directors, a stockholder may vote “FOR” the election of the three nominees proposed by the Board, or “WITHHOLD AUTHORITY” to vote for the nominees being proposed. Under Delaware law and our Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast.

As to each of the other four proposals on the agenda, a stockholder may: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" from voting on the proposal. Under our Certificate of Incorporation and Bylaws and Delaware law, approval of any of these proposals requires a majority of the votes cast on the proposal.

Effect of Abstentions and Broker Non-Votes

Shares not present at the meeting and shares marked “withhold authority” will have no effect on the election of directors. For each of the other four proposals, abstentions are not treated as votes cast and will have no effect on the outcome of the vote, although abstentions are counted towards establishing a quorum. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on a matter and have not received voting instructions from their clients) will have no effect on the outcome of the vote, although they are counted towards establishing a quorum. If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on the proposals (other than the ratification of KPMG LLP as our independent registered public accounting firm). Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Registered Stockholders

If you are a registered stockholder as of the Record Date, you can vote your shares using any of the following options:

•

vote in person—If you are a stockholder of record and attend the Annual Meeting, you may vote in person at the meeting. If your shares of Common Stock are held in street name and you wish to vote in person at the meeting, you will need to obtain a “legal proxy” from the broker, bank or other nominee that holds your shares of Common Stock of record;

•	by mail—if you received printed materials and would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided;

•	by telephone—call 1-800-690-6903 and then follow the voice instructions. Please have your proxy card and your social security number or tax identification number available when you call; or

•

online—as prompted by the menu found at www.proxyvote.com; follow the instructions to obtain your records and submit an electronic ballot. Please have your Notice or proxy card and your social security number or tax identification number available when you access this voting site.

Shares Held in Street Name

If you have selected a broker, bank, or other intermediary to hold your shares of Common Stock rather than having the shares directly registered with our transfer agent, American Stock Transfer & Trust Company LLC (“AST”), you will receive instructions directly from your broker, bank, or other intermediary in order to vote your shares. Your brokerage firm may also provide the ability to vote your proxy by telephone or online. Please be advised that if you choose to not vote your proxy, your brokerage firm has the authority under applicable stock market rules to vote your shares “FOR” or “AGAINST” the ratification of KPMG LLP. Accordingly, we urge you to vote by following the instructions provided by your broker, bank, or other intermediary. Proxies solicited for the Annual Meeting will be returned to and tabulated by Broadridge Financial Solutions, the inspector of election designated by the Board.

REVOCATION OF PROXIES/VOTING OF SHARES

Stockholders retain the right to revoke their proxies or change their voting instructions in the manner described below. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given on the proxy card or voting instructions. Where no instructions are indicated, validly executed proxies will be voted “FOR” the director nominees, “FOR” approval of the First Niagara Financial Group, Inc. 2012 Equity Incentive Plan (the “Equity Incentive Plan”), “FOR” the approval of the First Niagara Financial Group, Inc. Annual Incentive Plan (“Annual Incentive Plan”), “FOR” the approval of executive compensation and “FOR” the ratification of KPMG LLP.

Regardless of the voting method you use, you may revoke your proxy or change your voting instructions and cast a new vote at the Annual Meeting at any time before the polls close by:

•	delivering a written notice of revocation to the Corporate Secretary at the address set forth in this proxy statement;

•	properly submitting in person or electronically a later dated vote; or

•	attending the Annual Meeting and voting in person.

However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your broker or record holder in order to vote in person at the Annual Meeting or to revoke any prior voting instructions.

HOUSEHOLDING

If you and other residents at your mailing address own shares of Common Stock in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one Annual Report, Notice of Internet Availability of Proxy Materials, notice of annual meeting and/or proxy statement. This procedure, known as “householding,” is intended to reduce the volume of duplicate information stockholders receive and also reduce our printing and postage costs. Under applicable law, if you consented or were deemed to have consented, your broker, bank or other nominee may send one copy of our Annual Report, Notice of Internet Availability of Proxy Materials, notice of annual meeting and/or proxy statement to your address for all residents that own shares of Common Stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you are receiving multiple copies of our Annual Report, Notice of Internet Availability of Proxy Materials, notice of annual meeting and/or proxy statement, you may be able to request householding by contacting your broker, bank or other nominee. If you wish to request extra copies free of charge of our Annual Report or proxy statement, please send your request to Jason Benten, Investor Relations Analyst, First Niagara Financial Group, Inc., Larkin at Exchange, 726 Exchange Street, Buffalo, New York 14210; call us with your request at (716) 270-8636; or visit our website at http://www.fnfg.com.

ELECTRONIC ACCESS TO PROXY MATERIALS

This proxy statement and our 2011 Annual Report are available at https://materials.proxyvote.com/33582V. Instead of receiving copies of our future Annual Reports, proxy statements, proxy cards and, when applicable, Notices of Internet Availability of Proxy Materials, by mail, we encourage you to elect to receive an email that will provide electronic links to our proxy materials and also will give you an electronic link to the proxy voting site. Choosing to receive your future proxy materials online will save us the cost of producing and mailing the proxy materials or Notices of Internet Availability of Proxy Materials to you and help conserve natural resources. You may sign up for electronic delivery by visiting http://enroll.icsdelivery.com/FNFG.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of 5% of Common Stock are required to file certain reports with the Company and Securities and Exchange Commission (“SEC”) regarding such ownership. The following table summarizes certain information regarding persons whose beneficial ownership is in excess of 5% based on reports filed with the SEC:

	September 30,	September 30,
Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding
BlackRock, Inc. 40 East 52nd Street New York, NY 10022 (1)	22,439,159	6.38%
Janus Capital Management LLC 151 Detroit Street Denver, CO 80206 (2)	25,973,872	8.8%

(1)	Based on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 13, 2012.

(2)	Based on a Schedule 13G filed by Janus Capital Management LLC with the SEC on February 14, 2012.

SECURITIES OWNED BY DIRECTORS AND NAMED EXECUTIVE OFFICERS

The following table details, as of the Record Date, information concerning the beneficial ownership of our Common Stock by;

•	each director,

•	our principal executive officer, principal financial officer, and the three other most highly compensated executive officers in 2011 (collectively, “Named Executive Officers”), and;

•	all directors and Named Executive Officers as a group.

In general, beneficial ownership includes those shares that can be voted or transferred, including shares which may be acquired under stock options that are currently exercisable or become exercisable within 60 days.

Stock Ownership of Directors and Named Executive Officers

Names	Position(s) held in the Company	Common Stock						Preferred Stock
		Shares Owned Directly and Indirectly(1)	Options Exercisable within 60 days	Beneficial Ownership(2)		Percent of Class	Unvested Awards included in Beneficial Ownership (2)	Shares Owned Directly	Percent of Class
Nominees
Roxanne J. Coady	Director	64,153	235,400	299,553		*	—	—	—
Carl A. Florio	Director	716,848	50,000	766,848		*	—	4,000	*
Nathaniel D. Woodson	Director	158,622	235,400	394,022		*	—	—	—
Other Directors
Thomas E. Baker	Director	51,611	33,060	84,671		*	1,470	4,000	*
G. Thomas Bowers	Director, Chairman	103,014	24,500	127,514		*	—	—	—
Carlton L. Highsmith	Director	15,616	34,078	49,694		*	—	—	—
Barbara S. Jeremiah	Director	27,519	—	27,519		*	—	600	*
William H. (Tony) Jones	Director	145,696	25,480	171,176		*	—	3,200	*
John R. Koelmel	President and CEO	304,467	572,703	877,170		*	73,828	—	—
George M. Philip	Director	30,318	33,060	63,378		*	1,470	4,000	*
Peter B. Robinson	Director	3,773	—	3,773		*	—	—	—
Louise Woerner (3)	Director	86,391	—	86,391		*	—	—	—
David M. Zebro (4)	Director	76,891	6,000	82,891		*	—	6,000	*
Named Executive Officers who are Not Directors
Gregory W. Norwood	Chief Financial Officer	52,659	11,032	63,691		*	45,159	2,000	*
Daniel E. Cantara, III	Executive Vice President	113,101	214,272	327,373		*	20,072	—	—
Gary M. Crosby	Executive Vice President	43,435	54,937	98,372		*	30,971	—	—
Oliver H. Sommer	Executive Vice President	33,295	19,454	52,749		*	20,713	3,000	*

All Directors and Named Executive Officers as a group (17 persons)				3,576,785	(5)	0.94%

*	Less than 1%

(1)	Unless otherwise indicated, each person effectively exercises sole, or shared with spouse, voting and dispositive power as to the shares reported.

(2)

Includes shares granted under the First Niagara Financial Group, Inc. 1999 Recognition and Retention Plan and the 2002 Long-Term Incentive Stock Benefit Plan, which are subject to future vesting, but as to which voting may currently be directed.

(3)	Ms. Woerner’s service as director concludes effective with the Annual Meeting.

(4)	Mr. Zebro is not standing for re-election and his service as a director concludes with the Annual Meeting.

(5)

Includes 9,694 shares of Common Stock allocated to the accounts of members of the Named Executive Officers under the First Niagara Financial Group, Inc. Employee Stock Ownership Plan (“ESOP”) and excludes the remaining 4,246,362 shares of Common Stock owned by the ESOP for the benefit of the employees. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP Trustee in the same proportion as the vote obtained from participants on allocated shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Our Common Stock is registered with the SEC pursuant to Section 12 of the Securities Exchange Act of 1934. Accordingly, our directors, executive officers and beneficial owners of more than 10% of our Common Stock are required to disclose beneficial ownership and changes in beneficial ownership on Forms 3, 4, and 5 which are filed with the SEC. At the present time, we have no knowledge of any individual, group, or entity with beneficial ownership of more than 10% of our outstanding Common Stock. In addition, based on our review of ownership reports for our directors and executive officers, we determined that one Form 4 was not timely filed for Mark Rendulic during the year ended December 31, 2011 due to an administrative oversight of the Company.

PROPOSAL I – ELECTION OF DIRECTORS

Our Board currently consists of thirteen members. At the Annual Meeting, three directors will be elected to serve for a one year period and until their respective successors have been duly elected and qualified. We are phasing in declassification of the Board as approved at our 2011 annual meeting of stockholders. The phase-in provides that the term of the directors who were elected at the 2011 annual meeting will expire at the 2014 annual meeting of stockholders, the term of the directors elected at this Annual Meeting will be one year, expiring at the 2013 annual meeting of stockholders and the term of the directors elected at the 2013 annual meeting of stockholders will be one year, expiring at the 2014 annual meeting of stockholders. As a result, all directors of the Company will be elected to one-year terms starting with the 2014 annual meeting of the Company’s stockholders.

The Board has nominated Roxanne J. Coady, Carl A. Florio and Nathaniel D. Woodson for election as directors, each of whom has agreed to serve if so elected for a term that expires in 2013. Please refer to the sections entitled “Nominees for Director” and “Stock Ownership of Directors and Named Executive Officers” for additional information regarding the nominees.

It is intended that the proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to the nominees) will be voted at the Annual Meeting for the election of the nominees. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board may recommend. At this time, the Board is not aware of any reason why any nominee would be unable to serve, if elected. Except as indicated in this document, there are no arrangements or understandings between the nominees and any other person involved in the nomination and selection process.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED UNDER PROPOSAL I

The following includes a discussion of the business experience for the past five years for each of our nominees, directors, and Named Executive Officers as well as the qualifications that were the basis for the Board determining that each director or nominee should serve on the Company’s Board. The term of office noted for directors also includes the appointment to the Board of our subsidiary, First Niagara Bank, N.A.

Nominees for Director

ROXANNE J. COADY, 62, has been a director since April 2011. She was elected to the Board upon completion of the merger between the Company and NewAlliance Bancshares, Inc. where she served on the Audit Committee, as well as the Trust Committee which she chaired. She also chaired the Loan Committee, and served on the board of its predecessor, New Haven Savings Bank, since 1995. She is the founder, President and Chief Executive Officer of R.J. Julia Booksellers, Ltd. and the founder of an on-line retailer, JustTheRightBook.com. Ms. Coady is a former National Tax Director and Partner in BDO Seidman, Chairman of the Tax Division of the New York State Society of CPAs and Chairman of the Partnership Committee Task Force of the American Institute of CPAs and has served as a Delegate for the White House Conference on Small Business. She is the founder and Chair of Read to Grow, a statewide literacy organization in Connecticut. Her business and community involvement also includes the Boards of the Connecticut Business and Industry Association, Governor’s Early Childhood Research and Policy Council, Foote School and the Kenyon Review. She provides expertise to the Board in the areas of accounting and tax legislation.

CARL A. FLORIO, 63, has been a director since January 2009. He has been the Vice Chairman of Paradigm Capital Management, Inc., an institutional money management firm, since 2008 and Vice Chairman of CL King and Associates, an institutional fixed income equity trading and research group, since 2008. He served as a senior executive of the Company upon completion of the merger between the Company and Hudson River Bancorp, Inc., from January 2005 to January 2008. Prior to that, he had been President and Chief Executive Officer of Hudson River Bancorp, Inc. beginning in 1995. He is currently a director of American Bio Medica Corporation, where he is a member of the Audit, Compensation and Executive Committees. As former Audit Chair of the Federal Home Loan Bank of New York, Mr. Florio brings valuable risk management experience. His service as President and Chief Executive Officer of Hudson River Bank & Trust Company gives him a deep knowledge of the Eastern New York sector of the Company’s business, and his prior executive positions with the Company provide first-hand knowledge of the Company and its personnel. He provides expertise to the Board in the areas of mergers and acquisitions, investment banking, and institutional stockholders.

NATHANIEL D. WOODSON, 70, has been a director since April 2011. He was elected to the Board upon completion of the merger between the Company and NewAlliance Bancshares, Inc., where he served on Compensation and Governance Committees, and chaired the Loan and Audit Committees at various times, and served on the board of its predecessor, New Haven Savings Bank, since 2000. He is the former Chairman, President, and Chief Executive Officer of UIL Holdings Corporation and its subsidiary, United Illuminating Company. Previously, he was President of the Energy Systems Business Unit for Westinghouse Electric Corporation where he was responsible for the company’s global, commercial nuclear power generation activities. Mr. Woodson has served as Chairman of the Regional Leadership Council and the Regional Growth Partnership in the Greater New Haven area and was a member of the Advisory Committee on Investor Responsibility at Yale University and a Member of the Governor’s Council on Competitiveness and Technology. He was co-chair of the Governor’s Committee to redesign Connecticut’s Vo-Tech High Schools, and as a member of the Board of C.U.R.E. and Yale New Haven Hospital. He provides expertise to the Board in the areas of finance and management.

Continuing Directors—term to Expire 2013

BARBARA S. JEREMIAH, 60, has been a director since 2010. She retired in 2009 from Alcoa, Inc., the world’s leading aluminum producer, where she served as Executive Vice President, Corporate Development from 2002 to 2008, leading Alcoa’s merger, acquisition and divestiture activities. She is currently a director of Allegheny Technologies, Inc., one of the largest and most diversified specialty metal producers in the world, where she is a member of the Audit and Technology Committees; EQT Corporation, a fully integrated energy company focusing on Appalachian natural gas operations, where she is a member of the Audit Committee; and Boart Longyear Ltd., a global leader in providing drilling services and products to the global mining industry, as well as services industries in water exploration, environmental sampling, energy, and oil sands exploration, where she is a member of their Audit and Environmental Health & Safety Committees. She also serves on the Boards of the Pittsburgh Symphony Orchestra and the University of Virginia Law School Foundation. As a Board member, Ms. Jeremiah provides the Board with larger public company experience, and skills in corporate management, strategic planning, corporate development, and mergers and acquisitions. As a current board member of two public companies also serving the Western Pennsylvania market, she has helped facilitate the Company’s entry into a new market area. Her former service as Alcoa’s Corporate Secretary provides experience in governance and board effectiveness.

CARLTON L. HIGHSMITH, 60, has been a director since April 2011. He was elected to the Board upon completion of the merger between the Company and New Alliance Bancshares, Inc. where he served on the Compensation and Loan Committees of the Board since 2006. He founded, and was President and CEO of The Specialized Packaging Group based in Hamden, Connecticut. He grew his company to become one of North America’s largest independent paperboard packaging manufacturers. He merged his company with PaperWorks Industries in 2009 to form the third largest integrated recycled paperboard manufacturing company in North America, and assumed the role of Vice Chairman of the Board. Mr. Highsmith is a Trustee of Quinnipiac University, Chairman of Connecticut Center for Arts & Technology, a Director of Achievement First Charter School Management Organization and Chairman of I Have a Dream, New Haven. He serves on the Federal Reserve Bank of Boston Community Development Advisory Council of New England and is a member of the Yale New Haven Hospital Board of Trustees, where he serves on the Finance and Budget Committee. He provides expertise to the Board in the areas of strategy and management.

JOHN R. KOELMEL, 59, has been a director since 2007. He was elected President and Chief Executive Officer in December 2006. Upon joining the Company in January 2004, he served as Executive Vice President and Chief Financial Officer. Mr. Koelmel spent the initial 26 years of his career at KPMG LLP, where he served many banking and financial services clients, serving as Managing Partner of the Buffalo office and the firm’s Upstate New York Business Unit. As CEO of the Company, Mr. Koelmel provides the Board with unique insight into Company strategy, business planning, and operations. His professional experiences, as well as his role in numerous professional and community organizations, give him deep familiarity with customers and the economy where the Company does business. Mr. Koelmel is also chair of the Kaleida Health Board of Directors, the largest health care provider in Western New York through its five hospitals and numerous community health care centers.

GEORGE M. PHILIP, 64, has been a director since 2007. He has served as the President of the University at Albany, State University of New York, since November 2007. He retired as Executive Director of the New York State Teachers’ Retirement System, one of the ten largest public retirement funds in the nation, where he worked from 1971 to 2007. Mr. Philip serves on the Board of Directors of US Airways Group, Inc., where he is the Chair of the Audit Committee, and a member of the Corporate Governance and Nominating Committee, and the Research Foundation of the State University of New York, where he is the Chair of the Finance Committee, and a member of the Investment Committee. He is a current or past member of numerous professional organizations and governing bodies involved in financial, educational and community activities. With his long service with the New York State Teachers’ Retirement System, Mr. Philip brings expertise in financial matters and risk management. His position at US Airways provides additional large public company experience in a government regulated industry, and his numerous other nonpublic company board positions give him special understanding of the education, health care and technology sectors, which are all important constituencies in the Company’s strategic growth planning.

Continuing Directors—term to Expire 2014

THOMAS E. BAKER, 68, has been a director since 2007. He is currently a director of Computer Task Group Incorporated, a company which provides high value, industry specific information technology solutions and services, where he also serves as financial expert and Chair of the Audit Committee. He is a retired President of The John R. Oishei Foundation, the largest private foundation in Western New York, where he served from 1998 through 2006, and where he still serves on the Board. Prior to that, he was with Price Waterhouse for 33 years, including 20 years as a partner and several years as Managing Partner of the Buffalo office. Mr. Baker brings highly desirable audit and risk management skills to the Board, having formerly served as the engagement partner for two commercial banks while he was with Price Waterhouse. His service on the Computer Task Group board brings additional audit committee experience. He is deeply familiar with the Company’s Western New York service territory, having served in high profile public service positions there, and possesses wide knowledge of its business community.

G. THOMAS BOWERS, 68, has been a director since 2003. He has been Chairman of the Board since October 2007. He was elected to the Board in January 2003 upon completion of the merger between the Company and Finger Lakes Bancorp, Inc. where he had been Chairman, President, and Chief Executive Officer from 1995 to 2003. He is the former President, Chief Executive Officer and Chairman of Ithaca Bancorp, Inc., and he is the former President and Chief Executive Officer of Columbia Banking Savings and Loan Association, a Federal savings and loan. He has served two terms on the Board of the Federal Home Loan Bank of New York and on the board of over twenty non-profit organizations. Mr. Bowers also served as Chairman of the Board of Catalyst Direct, a privately held company in Rochester, New York. Mr. Bowers offers experience as President and Chief Executive Officer of three different banks in upstate New York during his 40 year career in banking. His knowledge of the regulatory landscape, merger and acquisition activity, and principles of effective corporate governance demonstrate his experience necessary to serve as nonexecutive chairman of the board.

WILLIAM H. (TONY) JONES, 69, has been a director since 2005. He has served as the President of Roe Jan Independent Publishing Co., Inc. since 1986. The company formerly owned community newspapers in Upstate New York, and since 2001 has provided consulting services for community newspapers and similar publications throughout the U.S. Upon completion of the merger between the Company and Hudson River Bancorp, Inc., where he had been the nonexecutive Chairman, he was elected Vice Chairman of the Board in January 2005 and served in that role through September 2007. Mr. Jones provides the Board with familiarity in media, marketing, and monitoring generational change. As the former nonexecutive chair of Hudson River Bank & Trust Company, and 18 year bank board veteran, he brings skills related to corporate governance, strategic planning and organizational growth.

PETER B. ROBINSON, 63, has been a director since March 2011. He retired in 2010 from the Burger King Corporation, where he most recently served as Executive Vice President, with responsibility for Burger King’s global marketing and strategy functions. From 2006 to 2009 he was the Executive Vice President and President of Burger King’s Europe, Middle East and Africa business segment. Before joining Burger King, Mr. Robinson worked for General Mills, Inc. as President of Pillsbury, U.S.A. and Senior Vice President of General Mills, Inc. from 2001 to 2006, and earlier in his career he held positions of increasing responsibility at The Pillsbury Company, Pepsico, Kraft General Foods and Procter & Gamble. He is currently a director of Lumber Liquidators, Inc., a rapidly-growing supplier and retailer of hardwood flooring. As a Board member, Mr. Robinson brings larger public company experience, with skills in marketing, strategy and corporate governance.

Named Executive Officers who are not Directors

GARY M. CROSBY, 58, has been Executive Vice President and Chief Operating Officer since early 2010. Prior to that, he served as Executive Vice President and Chief Administrative Officer since July 2009. Before joining the Company, he left the private sector in 2004 for full-time community service with the Buffalo City School District, the second largest in New York State, as Chief Financial Officer and Chief Operating Officer until 2009. From 1999 to 2003 he was a venture capital partner with Seed Capital Partners, and from 1991 to 1999, he was a founding stockholder of ClientLogic Corporation, where he was Chief Financial and Operating Officer.

DANIEL E. CANTARA III, 52, is Executive Vice President, Commercial Services Group. He is responsible for First Niagara’s portfolio of products and services focused on servicing commercial and business customers. This includes traditional commercial banking business: commercial and industrial lending, commercial real estate lending, specialty banking portfolios (healthcare, equipment finance and government) and capital markets. In addition, he has oversight for the financial services business (insurance, wealth management and private banking). Mr. Cantara spent twenty years in public accounting, eight with Price Waterhouse and twelve as the managing partner of a regional accounting firm he co-founded.

GREGORY W. NORWOOD, 55, is Chief Financial Officer of First Niagara. He previously served as President and Chief Risk Officer of Ally Bank and joined First Niagara in April 2011. He also served as a Senior Risk Officer for the parent company, Ally Financial, formerly known as GMAC Financial, Inc. Prior to joining Ally in 2009, Mr. Norwood served as Treasurer of Wachovia from July 2008, having served in various other senior treasury positions since joining Wachovia in 2005. From 2001 to 2005, he was Corporate Controller for Bank of America. Previously, he was a partner with KPMG, LLP, serving financial services clients including some of the nation's largest banks from the firm's New York and Charlotte, North Carolina offices. He started his career with KPMG in 1980 and was a Professional Accounting Fellow at the Securities and Exchange Commission from 1989 to 1991.

OLIVER H. SOMMER, 44 has been Executive Vice President, Corporate Development since April 2010. Prior to joining the Company, he served as a consultant to the Company as President of Aston Associates, which he had been with since 1996. Prior to joining Aston, Mr. Sommer held various positions at CoreStates Bank in corporate and international banking, personal financial services, and investment management divisions.

BOARD OF DIRECTORS

Board Independence

The Board has determined that, except for Mr. Koelmel, each member of the Board is an “independent director” within the meaning of the NASDAQ corporate governance listing standards and our corporate governance guidelines. Mr. Koelmel is not considered independent because he is an executive officer of the Company.

In reaching its determination regarding the independence of the non-employee directors, the board considered that Messrs. Bowers and Florio, and Ms. Woerner had mortgage loans outstanding or lines of credit with First Niagara Bank, N.A., the Company’s wholly owned subsidiary. As discussed under “Transactions with Certain Related Persons,” these credit arrangements are permitted under applicable regulations.

Board Leadership Structure

The Board has been chaired by an independent director, rather than the chief executive officer, since 2003. The current chair is Mr. Bowers. The Board believes that this structure helps to delineate the role of the chair in managing the board, which in turn serves in an oversight capacity, from the responsibilities of the chief executive officer in managing the operations of the Company, especially in a period of change and growth to help maximize the function and contribution of the Board. The Board believes that the determination of the appropriate leadership structure is based more on factors such as the composition and dynamics of the board, whether the board is able to fully exercise its independence in whatever structure is chosen, there being an experienced director with the time available to assume the role of the chair and the particular needs of the Company at any given time, as opposed to criteria such as size of the Company or the nature of its business.

The Role of the Board in Risk Oversight

The Board’s Risk and Audit Committees, each comprised entirely of independent directors, play key roles in the Board’s understanding, identification and management of risk. The Risk Committee assists the Board in fulfilling its oversight responsibilities with respect to corporate risk management, lending and credit related activities and trust activities. The Risk Committee meets at least three times a year. It is charged with:

•	providing specific oversight of the Company’s enterprise risk management functions and reporting to the Board on its activities;

•	overseeing the implementation of an effective process for managing the Company’s interest rate, liquidity and similar market risks; and

•

reviewing the Company’s risk-related capital plan and reviewing and providing guidance to the Board on significant financial policies and matters of corporate finance, including the Company’s dividend policy, share repurchase program, and the issuance or retirement of debt and other securities.

The Audit Committee, in the course of assisting the Board in fulfilling its financially related oversight responsibilities, reviews the annual Risk-Based Audit Plan. The Audit Committee has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal controls regarding finance and accounting, as well as its financial statements.

Board Meetings and Committees

During 2011, the Board met 17 times. Each director attended at least 90% of the combined total number of meetings of the Board and Board Committees of which he or she was a member. Consistent with the Company’s corporate governance guidelines, the independent directors meet in executive session at each planned Board meeting. In addition, our corporate governance guidelines provide that all directors are expected to attend each Annual Meeting. All directors attended the Annual Meeting held on April 26, 2011, and we anticipate that all directors will attend the 2012 Annual Meeting.

The Board has five standing committees: Executive, Governance/Nominating, Audit, Compensation, and Risk. The Board has adopted written charters for each of the standing committees and they are available on our website at www.fnfg.com.

Executive Committee

The Executive Committee’s primary responsibilities are to act on behalf of the Board between meetings, to handle administrative issues in order to allow for more efficient operations of the Board, as well as to provide advice and counsel to the CEO. The Executive Committee met three times during 2011.

Governance/Nominating Committee

The Governance/Nominating Committee is responsible for matters of corporate governance and matters relating to the practices, policies and procedures of the Board. The Governance/Nominating Committee identify qualified individuals for Board membership, determining the size and composition of the Board and its committees, and in monitoring the process to assess Board and Board member effectiveness, as well as developing and implementing the Corporate Governance Guidelines. Our Governance/Nominating Committee is also responsible for the determination of director independence as defined by NASDAQ corporate governance listing standards and administration of the Board’s peer review evaluation. Each member of the Governance/Nominating Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Governance/Nominating Committee met four times during 2011.

Audit Committee

The primary role of the Audit Committee is to assist the Board in fulfilling oversight responsibilities with respect to the integrity of our financial statements and other financial information provided to our stockholders and others. Our Audit Committee oversees the retention of our Independent Registered Public Accounting Firm, including oversight of the terms of the engagement as well as their independence and objectivity. However, Audit Committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the Independent Registered Public Accounting Firm. In addition, the Audit Committee monitors the performance of our internal audit function, internal controls and disclosure controls. The Audit Committee is empowered to retain independent legal counsel and other advisors as deemed necessary or appropriate to assist the committee in fulfilling its responsibilities.

Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3; and the Board believes that Mr. Baker qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC. The report of the Audit Committee is included elsewhere in this proxy statement. The Audit Committee met 11 times during 2011.

Compensation Committee

The primary responsibilities of the Compensation Committee are to assist the Board in overseeing workforce development and compensation plans for all employees, setting specific pay levels for directors and Named Executive Officers, and ensuring appropriate plans for leadership succession. Our Compensation Committee also administers and has discretionary authority over the issuance of equity awards under our stock compensation plan. Each member of the Compensation Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The report of the Compensation Committee is included elsewhere in this proxy statement. The Compensation Committee met 12 times during 2011.

Review of Compensation Related Risk

We monitor carefully all of our incentive compensation programs, in order to determine whether such programs encourage inappropriate risk-taking behavior that may jeopardize our safety and soundness as a regulated financial institution. Our approach is aligned with Inter-Agency Guidance on Sound Incentive Compensation Policies that was jointly published on June 25, 2010, by the Office of the Comptroller of the Currency, the Federal Reserve System, the Federal Deposit Insurance Corporation (“FDIC”), and the Office of Thrift Supervision (the “Guidance”). The Guidance requires: 1) incentives that appropriately balance risk and reward; 2) effective internal controls and risk management; and 3) strong corporate governance, including active Board oversight. Specifically, we took the following steps to confirm that our incentive compensation programs are consistent with the Guidance:

•

An internal risk assessment team that consists of our human resources department, our general counsel’s office, our director of compliance, our director of enterprise risk management, financial planning and analysis, and our outside legal counsel meet at least once a month to review any changes to incentive compensation and monitor all plans.

•	A Variable Incentive Compensation Plan Policy is published internally to ensure clarity in process and consistent risk management across all programs.

•	An inventory of all our incentive compensation arrangements (including rank-and-file and commission arrangements) is tracked and monitored by the internal risk assessment team.

•

A risk assessment tool developed by Pearl Meyer & Partners is utilized on all plans to rank compensation arrangements on a five point scale, based on categories including performance metrics, program leverage, pay and performance alignment, goal setting process, controls and risk management, plan governance and participant understanding.

•	Conducted a risk assessment of all new or materially changed incentive compensation arrangements in terms of design features, internal controls and governance practices using the assessment tools.

•	Presented the findings and our preliminary assessments to the Compensation Committee.

Based on our review, the incentive risk assessment team concluded our incentive compensation arrangements do not encourage or reward “unnecessary and excessive risk” taking behavior. Our incentive compensation arrangements have a good balance across many performance measures, controls on the range of payouts, Compensation Committee discretion in making awards, and award levels are reasonable when compared to market practice. Specifically, the following design features, controls and governance policies are in place to mitigate risk taking:

•	Minimum thresholds prior to funding and maximum pool funding targets.

•	Maximum awards (caps) that are paid only for achieving superior performance.

•	Balance of Company, team and individual performance that support our strategic plan and include both financial and asset quality goals.

•	Compensation Committee approval of incentive goals for Executive plans.

•	A large portion of incentive compensation is delivered in stock ensuring our executives and managers are focused on the long-term impact of their decisions.

•	Our executives are required to own and hold meaningful amounts of stock to ensure alignment with stockholder interests.

As of the date of this proxy, we continue to refine our risk assessment processes and will be enhancing our review process and updating our incentive compensation arrangements in light of continued industry clarity on sound compensation practices as a regulated financial services organization.

Risk Committee

The primary responsibilities of the Risk Committee are to assist the Board in fulfilling its oversight responsibilities with respect to risk related matters of the Company, overseeing the Company’s lending policies and approving significant loans, as well as reviewing the trust operations for First Niagara Bank, N.A. The Risk Committee met eight times during 2011.

Board Committee Membership

The following chart provides information about Board committee membership and the number of meetings that each committee held in 2011.

	September 30,	September 30,	September 30,	September 30,	September 30,
Names	Executive	Governance/ Nominating	Audit	Compensation	Risk
Chairman of the Board
G. Thomas Bowers	Chair	X		X	X
Directors
Thomas E. Baker	X		Chair		X
Roxanne J. Coady			X		X
Carl A. Florio			X		X
Carlton L. Highsmith		X
Barbara S. Jeremiah				Chair	X
William H. (Tony) Jones		Chair		X
George M. Philip		X		X
Peter B. Robinson		X			X
Louise Woerner			X
Nathaniel D. Woodson	X		X
David M. Zebro	Vice Chair			X	Chair
Executive Officer
John R. Koelmel	X
Number of meetings in 2011	3	4	11	12	8

Director Compensation

Our primary goal is to provide competitive and reasonable compensation to non-executive directors in order to attract and retain qualified candidates to serve on our Board. Directors who are also officers of the Company are not eligible to receive board fees. In establishing compensation levels, we consult such resources as The National Association of Corporate Directors Director Compensation Report and receive analyses from the Compensation Committee’s Independent consultant. We utilize a combination of cash and stock, with a focus on providing a significant portion of our compensation in the form of stock. Outside directors are subject to a minimum Common Stock ownership requirement. Each independent director is required to own approximately five times cash compensation, or $325,000, of our Common Stock.

Compensation

All retainer fees are paid in cash and are eligible for deferral under the Directors’ Deferred Fees Plan, as defined below. Set forth below is the fee schedule for non-executive directors for 2011 after the 2011 annual stockholder meeting:

September 30,
Annual Retainer Fees (Cash Compensation)
Company and First Niagara Bank, N.A. combined:
Board Chair(1)	$104,000
Director	65,000
Committee Chair:
Audit	10,000
Compensation	7,000
Risk	7,000
Governance/Nominating	7,000
Executive	—
Value of annual restricted stock awards
Board Chair(1)	$104,000
Director	65,000

(1)	The Board Chair receives a premium of 1.6x member compensation to determine cash and equity compensation.

Stock Benefit Plans

Directors are eligible to participate in our stock benefit plans. In 2011, we granted restricted stock to each director that vested at the end of the calendar year. In accordance with our plan documents, the restricted stock becomes immediately vested upon a director’s retirement, death, or disability, or upon change in control of the Company. Directors who are also officers of the Company are not eligible to receive director related stock grants.

Deferred Fees Plan

The Directors’ Deferred Fees Plan (the “Deferred Fees Plan”) is a nonqualified compensation plan, which allows a director to defer their retainer cash compensation earned during a calendar year, and to elect to receive restricted stock units instead of annual restricted stock awards. All cash amounts deferred by a director are fully vested at all times and all restricted stock units become vested on the last day of the calendar year for which they are awarded.

Amounts credited to a deferred fee account may be invested in equity securities, including Company Common Stock, fixed income securities, or money market accounts, but all restricted stock units and dividend equivalent units earned thereon are deemed invested in Company Common Stock. There are no preferential earnings on amounts deferred. Amounts credited to a director’s account will be paid in substantially equal annual installments, as selected by the director at the time the deferral is made. Such payment shall be made at the time selected by the director, which shall be either the first day of the calendar year following cessation of service on the Board, or the later of the first day of the calendar year following cessation of service on the Board or the first day of a calendar year designated by the director on the deferral election form.

In the event a director dies before all payments have been made under the Deferred Fees Plan, the remaining payments will be made to the director’s designated beneficiary in the same time and manner as the payments would have been made to the director. In the event of a director’s death prior to the commencement of benefits under the Deferred Fees Plan, amounts credited to a director’s account will be paid to the director’s beneficiary, in a single lump sum payment or in substantially equal annual installments, as elected by the director at the time the deferral was made. Directors may also receive a whole or partial distribution in the event of an unforeseeable financial emergency.

2011 Total Director Fees

The table below sets forth the total compensation earned by independent directors who served on our Board during 2011.

	September 30,	September 30,	September 30,	September 30,	September 30,
Names	Fees Earned or Paid in Cash	Stock Awards (1)(2)	Option Awards	All Other Compensation(3)	Total
Thomas E. Baker	$71,300	$64,630	—	$8,745	$144,675
G. Thomas Bowers	104,950	103,394	—	10,226	218,570
Roxanne J. Coady	48,750	50,090	—	1,692	100,532
Carl A. Florio	61,300	64,630	—	2,944	128,874
Carlton L. Highsmith	48,750	50,090	—	1,692	100,532
Barbara S. Jeremiah	68,967	64,630	—	4,652	138,249
William H. (Tony) Jones	74,450	64,630	—	6,287	145,367
George M. Philip	66,383	64,630	—	4,355	135,368
Peter B. Robinson	51,200	53,426	—	1,811	106,437
Louise Woerner	61,050	64,630	—	4,070	129,750
Nathaniel D. Woodson	48,750	50,090	—	1,692	100,532
David M. Zebro	71,300	64,630	—	4,070	140,000

(1)

The amounts reflect the grant date fair value for awards granted on January 25, 2011 to all directors, except Ms. Coady, Mr. Highsmith, Mr. Robinson, and Mr. Woodson. Mr. Robinson’s award was granted on March 21, 2011 upon his appointment to the Board. Ms. Coady’s, Mr. Highsmith’s, and Mr. Woodson’s awards were granted on April 15, 2011 upon our acquisition of NewAlliance Bancshares, Inc. and their subsequent appointment to the Board. Assumptions used in the calculation of these amounts are included in Note 16 to the Company’s audited financial statements for the year ended December 31, 2011, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2012.

(2)	The aggregate number of outstanding awards as of December 31, 2011 is as follows:

	September 30,	September 30,	September 30,
Names	Unvested Stock Awards	Options Exercisable	Options Unexercisable
Thomas E. Baker	1,470	33,060	—
G. Thomas Bowers	880	24,500	—
Roxanne J. Coady	—	235,400	—
Carl A. Florio	—	50,000	—
Carlton L. Highsmith	—	34,078	—
Barbara S. Jeremiah	—	—	—
William H. (Tony) Jones	880	25,480	—
George M. Philip	1,470	33,060	—
Peter B. Robinson	—	—	—
Louise Woerner	880	—	—
Nathaniel D. Woodson	—	235,400	—
David M. Zebro	880	6,000	—

(3)	Represents dividends received during 2011 on unvested restricted stock awards.

Board Nominations

We believe that each of our directors should possess the highest personal and professional ethics and be committed to representing the best interests of our stockholders. Through our governance processes, we seek a Board comprised of directors with:

•	Leadership experience and achievements that demonstrate an inquiring and independent mind and the ability to exercise good business judgment;

•	Knowledge and understanding of our organization and industry, and the markets and communities in which we operate;

•	Commitment to devote the time required to fulfill duties on the Board and its committees; and

•	Independence, including absence of relationships or interests that would create a conflict with a director’s responsibilities to us and our stockholders.

The Governance Committee and our Board believe, and our Corporate Governance Guidelines provide, that Board membership should reflect diversity in a broad sense, including persons diverse in skills, background, gender and ethnicity. The Governance Committee also takes into account regulatory and NASDAQ listing requirements applicable to our Board and Committees, including “independence” requirements applicable to our Audit, Compensation and Governance Committees, and the financial statement literacy requirement applicable to Audit Committee members and requirement for an audit committee financial expert on the Audit Committee.

In making its recommendations as to nominees for election to our Board, our Governance Committee evaluates our current directors, taking into account their skills, experience and willingness to continue to serve on the Board. As part of its evaluation, the Governance Committee also reviews submissions by each director to the Chair of the Governance Committee containing the director’s self-assessment and view as to continuation of Board service. In making recommendations to the Board on nominees, the Governance Committee considers the benefits of continuity of service and those associated with new perspectives.

The Governance Committee also considers candidates submitted by stockholders and may, with prior Board approval, engage a third party to assist in the identification of nominees. The Governance Committee has not adopted criteria for evaluating a candidate that differ depending on whether the candidate has been nominated by a stockholder versus by a director, member of management or other third parties.

Procedures for the Consideration of Board Candidates Submitted by Stockholders

The Committee has adopted procedures for the consideration of Board candidates submitted by stockholders. A stockholder may submit the names of candidates by writing to the Chair of the Committee, at First Niagara Financial Group, Inc., 726 Exchange Street, Suite 618, Buffalo, New York 14210. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•	the qualifications of the candidate and why this candidate is being proposed;

•

the name and address of the nominating stockholder as it appears on our stock ownership records, and number of shares of our Common Stock that are beneficially owned (if the stockholder is not a holder of record, appropriate evidence of stock ownership should be provided);

•

the name, address, and contact information for the nominated candidate, and the number of shares of our Common Stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stock ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and the Company and between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation at an Annual Meeting must comply with the timing, procedural and informational requirements described in “Advance Notice of Business to Be Conducted at an Annual Meeting.”

Stockholder Communications with the Board

Stockholders who wish to communicate with our Board or with any director can write to the Chair of the Committee at First Niagara Financial Group, Inc., 726 Exchange Street, Suite 618, Buffalo, New York 14210. The letter should indicate that the writer is a stockholder, and if not a stockholder of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chair will:

•	forward the communication to the director(s) to whom it is addressed;

•	handle the inquiry directly, for example, a request for information about the Company or a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal, or otherwise inappropriate.

At each Board meeting, the Chair of the Committee presents a summary of all communications received since the last meeting and makes those communications available to the directors.

Code of Conduct

We have adopted a general Code of Conduct that sets forth standards of ethical business conduct for all directors, officers, and employees of the Company. Additionally, we have adopted a Code of Conduct for senior financial officers that is in conformity with the requirements of the Sarbanes-Oxley Act of 2002 and the NASDAQ listing standards. Both documents, in addition to any amendments to or waivers from the Code of Conduct, are available on our website at www.fnfg.com.

The Board has established a means for employees, customers, suppliers, stockholders, and other interested parties to submit confidential and anonymous reports of suspected or actual violations of our Code of Conduct relating, among other things, to:

•	accounting practices, internal accounting controls, or auditing matters and procedures;

•	theft or fraud of any amount;

•	insider trading;

•	performance and execution of contracts;

•	conflicts of interest; and

•	violations of securities and antitrust laws.

Any employee, stockholder, or other interested party can submit a report to the Audit Committee either:

•	by calling a 24-hour, toll-free hotline: 1-877-874-8416, or

•	by secure email at the following website: https://firstniagara.silentwhistle.com.

Transactions with Certain Related Persons

Federal laws and regulations generally require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations also permit executive officers and directors to receive the same terms through loan programs that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees.

The schedule below sets forth the information required by subparagraphs (1) through (6) of Item 404(a) with respect to the loans or extensions of credit in excess of $120,000 to executive officers and directors. With the exception of mortgage loans, all other credit extended to employees and directors is made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender.

The table below includes information only with respect to mortgage loans because mortgage loans are the only loans that we extend to executive officers, directors and employees on terms that are not substantially the same as those prevailing for comparable loans where the person is not related to us. These loans do not involve more than the normal risk of repayment or contain other terms which may be unfavorable to the Company.

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
		Credit	Maximum	Principal	Amount	Interest	Interest
		extended	indebtedness	repaid	outstanding	paid	payable
Related person	Relationship	during 2011	during 2011 (1)	during 2011	12/31/11	during 2011	during 2011
Bowers, G. Thomas	Director, Chairman	$—	$694,637	$41,362	$653,275	$26,922	$26,922
Koelmel, John R.	President and CEO	—	407,329	24,744	382,585	13,805	13,805
Norwood, Gregory	Executive Vice President	712,500	712,500	22,600	689,900	14,930	14,930
Cantara, Daniel	Executive Vice President	—	264,021	21,414	242,607	10,441	10,441
Crosby, Gary	Executive Vice President	—	412,844	7,360	405,484	16,895	16,895

TOTAL		$712,500	$2,491,331	$117,480	$2,373,851	$82,993	$82,993

(1)	All loans are residential mortgage loans

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to First Niagara Bank, N.A. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to our directors and named executive officers are made in conformity with the Federal Reserve Act and Regulation O.

Our Audit Committee Charter requires that the Audit Committee approve all related party transactions required to be disclosed under Item 404(a) of SEC Regulation S-K.

THE AUDIT COMMITTEE REPORT

As part of its activities for 2011, the Audit Committee has:

1. Reviewed and discussed with management and KPMG LLP (“KPMG”) the Company’s audited consolidated financial statements for the year ended December 31, 2011 and management’s assessment of the effectiveness of internal controls over financial reporting as of December 31, 2011:

2. Met regularly with our Chief Executive Officer, Chief Financial Officer, internal auditors and KPMG, both together and in separate executive sessions, to discuss the scope and the results of their respective examinations and overall quality of the Company’s financial reporting and internal controls;

3. Discussed with KPMG the required communications of Statement on Auditing Standards No. 61, Communication with Audit Committees;

4. Received the written disclosures from KPMG required by Rule 3526, Communications with Audit Committees Concerning Independence, of the PCAOB and discussed with KPMG its independence from the Company;

5.	Pre-approved all audit, audit related and other services to be provided by KPMG; and

6.	Reviewed and approved the Risk Based Internal Audit Plan.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and be filed with the SEC. In addition, the Audit Committee appointed KPMG as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2012, subject to the ratification of this appointment by the stockholders.

The Audit Committee

Thomas E. Baker (Chair)	Roxanne J. Coady
Nathaniel D. Woodson Carl A. Florio	Louise Woerner

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Discussion and Analysis summarizes the objectives and elements of the Company’s executive compensation programs and practices and discusses the 2011 compensation decisions regarding our Named Executive Officers (CEO, CFO and the other three most highly compensated executive officers) detailed in the Summary Compensation Table on page 28.

•	John R. Koelmel, President and CEO

•	Gregory W. Norwood, Chief Financial Officer effective April 2011

•	Daniel E. Cantara III, EVP Commercial

•	Gary M. Crosby, EVP Chief Operating Officer

•	Oliver H. Sommer, EVP Corporate Development

Executive Summary

Business Highlights

In 2011, we achieved record full year high quality operating earnings driven by strong top line growth, even against a challenging economic and regulatory backdrop. In addition, robust organic growth in commercial loans and superior credit quality continued to underscore the strength of our core business fundamentals and enabled us to further differentiate ourselves from the rest of the industry. During the year, we also further invested in our franchise by recruiting industry veterans to fill key leadership positions. In 2012, we will continue to invest in our people and build a culture that empowers us and our customers to thrive.

As of year end, we are a top 25 U.S. bank based on market capitalization. When our pending acquisition of 195 HSBC Bank USA, N.A. branches (“HSBC”) is completed, in the second quarter of 2012, we will also be among the top 25 publicly traded U.S. banks based on total assets. The pending HSBC branch transaction will virtually double our branch network across our Upstate New York footprint and further strengthen our leading northeast regional banking franchise. It is expected that upon completion of the transaction we will hold the number one retail market share position in many of our key markets including Buffalo, Rochester, and Albany, enhancing our ability to deliver consistent and strong performance during this prolonged and challenging environment. The acquisition better positions us to capitalize on market opportunities once more robust economic growth returns.

At December 31, 2011, we held nearly $33 billion in assets, more than $19 billion in deposits, $16 billion in loans and 333 branches across upstate New York, Pennsylvania, Connecticut and Massachusetts. In April 2011, we entered the New England markets through our acquisition of NewAlliance Bancshares.

For the full year 2011, we reported operating earnings of $0.98 per share, which represented a 13% increase over the $0.87 per share earned in 2010. This increase in operating earnings per share (“EPS”) was driven by a combination of continued strong organic growth and the accretive benefits of recent acquisitions. Our organic growth is supported by our team’s continued ability to take market share from the competition, our full array of products and services, and our relationship driven community banking model. Unlike most peers, our earnings performance was not driven by loan loss reserve releases; our pre-provision pre-tax per share operating earnings in 2011 increased 10% from the prior year, compared to a 12% decline at the peer group. Since the downturn in 2008, our returns on average tangible common equity and assets rank among the top performers in our peer group as we continue to balance short-term returns and long-term value creation.

From a stock price performance perspective, 2011 was a tale of two halves. Setting the context, the bank sector was off 24% during 2011 as investors fled the financial sector space on the heels of a “perfect storm” created by continued bad economic data and headlines in Europe, the not-so-well-received August 9th announcement by the Federal Reserve Board to maintain interest rates low through at least mid-2013, and the U.S. Congress’ inability to finalize a debt ceiling solution and aftermath from S&P debt rating downgrade. Our stock for the year closed down 38%, a 14 point underperformance relative to the industry which we believe was as a result of investor reaction to the HSBC branch transaction.

In early December, we addressed the transaction overhang by raising $1.1 billion through the issuance of common and preferred stocks and subordinated debt over a three day period. The investor reception to our overall story and the strategic benefits of the HSBC branch transaction was strong as the capital offerings were well oversubscribed.

The capital issuance in conjunction with the HSBC branch transaction further diversified our stakeholder base and reduced our overall cost of capital. To accelerate the capital build after the completion of the transaction, we reduced our quarterly dividend rate to $0.08 per common share, from $0.16 per share concurrent with the capital offerings. However, from a payout ratio and dividend yield perspective, our dividends still compare favorably to our peer group.

Compensation Highlights

Our compensation program and practices are specifically designed to reward executives in line with our performance against our short-term goals as well as in reflection of long-term sustained results to our stockholders. We continue to enhance our compensation programs to further ensure our practices are aligned with our philosophy and emerging best practices. Key highlights of our program include:

•	Greater than half of our Named Executive Officers’ target compensation is in the form of short and long-term performance based pay, thus reinforcing our pay for performance philosophy;

•	Our executives are expected to hold stock in accordance with our stock ownership policies, recognizing the importance of aligning our interests with our stockholders;

•

Our long-term incentive program (“LTI”) delivers a balance of LTI vehicles including stock options, time-based restricted stock and performance shares. Performance shares have a three year performance period and awards are based on our total shareholder return compared to a broad industry index intended to align with the perspectives of our stockholders;

•

Our short-term incentive program is designed to deliver a pay for performance philosophy using three key components; Balanced Scorecard (corporate performance), Team Performance (core strategic initiatives) and Individual Performance;

•	We have never provided gross ups and have limited perquisites.

Consistent with our philosophy to evolve and grow, the Compensation Committee will continue to review and enhance our programs as appropriate to meet emerging regulatory requirements, remain market competitive and align to best practices.

Overview of Compensation Program

Compensation Philosophy and Objectives

We have considered the most recent stockholder say-on-pay advisory vote in determining compensation policies and decisions. In light of strong stockholder support, the Committee concluded that no revisions were necessary to our executive officer compensation program.

As we grow, we strive to ensure that our compensation programs and practices remain consistent with our philosophy to provide competitive, performance-based, and risk appropriate compensation that enables us to attract, motivate and retain top performers who are essential to our successful growth and performance.

The primary objectives that support our executive compensation program or philosophy are:

•	Pay for Performance: A sizeable portion of compensation should be variable, dependent and directly linked to Company, peers and individual performance

•	Managing Risk: We balance our desire for superior performance with safeguards so that our programs do not result in excessive risk taking that can threaten our long-term value and stability

•

Competitiveness: Total compensation should be competitive to attract, retain and motivate the leadership team to maximize company performance. Each element should be benchmarked relative to peers to ensure we “Win with Talent”

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Stockholder alignment: Align the interests of Named Executive Officers with the long-term interests of stockholders through stock-based compensation and performance metrics that drive stockholder value

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Balance: Fixed and variable compensation is appropriately weighted with a focus on providing rewards to Named Executive Officers based on achieving core business objectives and furthering short and long-term performance.

Elements of Compensation Program for 2011

Our executive compensation program provides competitive ranges for each component and in the aggregate. The starting point targets market median but by using performance-based awards, actual compensation varies widely. We meet this objective for our Named Executive Officers through the following components of their total compensation:

Component	Form	Philosophy	Purpose

Base Salary	Fixed	Market Median	Compensate each Senior Executive based on their level of responsibility, experience, expertise and performance compared to peer market data

Annual Incentive Awards	Variable	Market Median	Reward the achievement of short-term business goals. The Compensation Committee reviews corporate performance metrics, team initiatives and individual performance to determine awards. Each executive has an individual target incentive opportunity; actual payouts range from 0% to 200% of individual targets

Long-Term Incentive Awards	Variable	Market Median	Reward the achievement of long-term business goals. LTI awards consist of 25% stock options, 25% performance share awards (Total Shareholder Return relative to peers), and 50% restricted stock awards. 3 year ratable vesting for stock options and 3 year cliff vesting for performance shares and restricted stock awards

Health Benefits & Retirement Plan	Fixed	Competitive	Promote health and wellness and encourage employees to achieve financial security after retirement

Perquisites	Fixed	Competitive	Provide auto allowances and club dues. There are no tax gross-ups permitted on perquisites

Change in Control Agreements	Fixed	Competitive	Provide income following an executive officer's involuntary termination of employment following a change in control. Also provides a continuity of management in anticipation of a change in control

2011 Compensation Pay Mix

Our Named Executive Officers have a significant portion of their compensation weighted towards variable compensation (short-term and long-term incentives) under which actual amounts earned may vary from targeted amounts based on Company and Individual performance.

As shown, 74% of the CEO and 63% of the other Named Executive Officers’ total pay are variable.

Compensation-Related Governance and Role of the Compensation Committee

Compensation Committee

The Committee acts on behalf of the Board by setting the principles that serve to guide the design of the Company’s executive compensation program. The Committee is responsible for:

•	Establishing CEO and senior executive compensation program philosophy, plans and strategy

Setting CEO Compensation

•	Reviewing and approving corporate goals and objectives relevant to the compensation of the CEO

•	Facilitating the annual CEO performance review process in light of these goals and objectives, with input from the Board

•	Setting and approving compensation for the CEO, including salary, short-term incentives, long-term incentives, and any supplemental compensation

•	The Committee approves the CEO compensation package and any key actions related to CEO compensation and reports actions to the Board.

•	The compensation consultant provides guidance and input regarding CEO compensation package

Setting Senior Executives’ Compensation

•	Reviewing and approving compensation programs covering senior executives considering the recommendation of the CEO as well as input from our compensation consultant

•	Reviewing individual senior executive goals and performance in light of these goals and objectives on an annual basis

•	Approving individual compensation awards in terms of salary, short-term incentives, long-term incentives, and any supplemental compensation

Five members of the Board serve on the Committee, each of whom is independent by NASDAQ standards. As part of its responsibilities, the Committee also reviewed and updated its charter in 2011 to more clearly define its role, a copy of which can be viewed on our website at www.fnfg.com. The Chairman of the Committee reports on Committee actions at meetings of the Board.

Role of Management

Although the Committee is ultimately responsible for the Named Executive Officers’ compensation decisions, input from management is critical to ensuring the Committee and its advisors have the data needed to make informed decisions. The following summarizes the role of management in helping the Committee discharge its responsibilities:

•

The CEO and Human Resources Department develop proposed company-wide goals and suggest potential incentive performance metrics. The Committee approves the final goals and weights used for executive short and long-term performance awards;

•

The CEO provides an annual self-assessment of his performance to the Chairman of the Board who facilitates Board input and review at the end of each year. The Chairman of the Board is a member of the Committee and ensures Board feedback is shared with the Committee for the purposes of making informed compensation decisions;

•	The CEO presents the other Named Executive Officers’ performance summaries and recommendations relating to their compensation to the Committee for approval;

No member of the management team, including the CEO, has a role in determining his or her own compensation.

Compensation Consultant

During the first half of 2011, the Committee engaged Pearl Meyer & Partners (“PMP”) and McLagan Partners, two nationally recognized, independent consulting firms to assist with executive compensation consulting. PMP advised on matters including peer group composition, competitive review of CEO, Named Executive Officers and independent director compensation. McLagan Partners provided the Committee with an overall review of our executive programs and market competitiveness.

In October 2011, the Committee retained Frederic W. Cook & Co. (“FWC”) a nationally-recognized, independent consulting firm specializing in executive and board compensation, to assist the Committee in fulfilling its responsibilities. FWC advised on matters focusing on 2012 decisions including peer group composition, competitive review of CEO, Named Executive Officers, and independent director compensation.

All compensation consultants noted above attended several Committee meetings in person. The Committee periodically asked the compensation consultants to work with management to develop compensation recommendations for the Committee’s consideration. The Committee reviewed all services provided by all compensation consultants in 2011 and determined that they were independent.

In addition, the Committee also uses the services of the law firm of Luse Gorman Pomerenk & Schick, P.C. (“Luse Gorman”) and had direct access to the law firm for legal advice throughout the year.

Compensation Benchmarking and Peer Group

The Committee’s decisions throughout the year are supported by various analyses, information and guiding principles. Compensation benchmarking studies are updated regularly by our compensation consultants to provide perspective on emerging market trends, to assess pay for performance relationships and to develop competitive market guidelines.

For the 2011 analysis, PMP developed a peer group of 17 banks between one-half to two times our 2011 asset size. Given our growth, the peer group was expanded to a national comparator group instead of a regional group since there are few banks our size in our region. The peer group is as follows:

2011 Compensation Peer Group

Associated Banc-Corp	Huntington Bancshares
Astoria Financial Corp	Marshall & Ilsley Corp
BOK Financial Corp	New York Community Bancorp
City National Corp	People's United Financial
Comerica Incorporated	Synovus Financial Corp
Commerce Bancshares	TCF Financial Corp
First Citizens BancShares	Webster Financial Corp
First Horizon National Corp	Zions Bankcorp
Hudson City Bancorp

2011 Compensation Decisions

At the start of each year, the Committee conducts a formal review and looks back on our prior year company performance and the performance of the Named Executive Officers and makes compensation decisions for the upcoming year.

The Committee reviews each compensation element individually and in the aggregate to ensure the total compensation program provides a balanced perspective that ultimately aligns pay with performance while also ensuring incentive programs do not motivate inappropriate risk taking.

•	The Committee considers the impact each individual pay decision may have on other elements of compensation (e.g., base salary serves as a foundational component for incentive pay).

•	The Committee uses total compensation models and tally sheets to understand how our decisions impact total compensation in the aggregate.

•	The Committee’s ultimate goal is to ensure the total compensation for Named Executive Officers effectively supports the core objectives articulated in our compensation objectives.

Pay for Performance

The Committee considers many factors when measuring the performance of the Company and its executives. Performance reflects a balance view of short and long-term Company and individual performance and considers absolute goals tied to our business plan as well as relative performance compared to peers/industry. We also believe that any single financial metric does not depict the full picture, so we view our performance on a more holistic basis. As a result, our compensation program reflects a portfolio of performance measures, including core deposit growth, return on capital, credit quality, liquidity, earnings and other goals that include both financial metrics as well as strategic considerations.

The following sections review each element of compensation for our Named Executive Officers and the Committee’s considerations and decisions during 2011.

Base Salary

Base salary for our Named Executive Officers reflects their role and value to us. Base salaries are reviewed annually and adjusted as appropriate to reflect each Named Executive Officers’ performance, contribution and experience as well as relative position to the market.

2011 base salaries were reviewed following the PMP analysis of 2010 compensation compared to market. The resulting increases ($105,000 for Mr. Koelmel, $150,000 for Mr. Crosby and $100,000 for both Mr. Cantara and Mr. Sommer) were approved in January 2011, and positioned Named Executive Officers to be consistent with market median for base salaries. Salaries approved for the Named Executive Officers for 2011 were as follows: Mr. Koelmel, $955,000; Mr. Cantara, $500,000; Mr. Crosby, $575,000; and Mr. Sommer, $500,000.

In light of our significant growth during 2011, FWC updated the benchmarking study in December 2011 in connection with setting 2012 base salaries for Named Executive Officers. Salary decisions in January 2012 were based on business and individual performance and positioned Named Executive Officers to be consistent with market median.

For 2012, the base salaries for our Named Executive Officers reflect no increase for Mr. Koelmel and a 2.5% increase for the other Named Executive Officers: Mr. Koelmel, $955,000; Mr. Norwood, $512,500; Mr. Cantara, $512,500; Mr. Crosby, $589,375; and Mr. Sommer, $512,500.

Short-Term Cash Incentive Plan

Our Named Executive Officers participate in our Executive Incentive Plan, which is an annual cash bonus plan that rewards performance relative to company-wide, team and individual performance.

Each Named Executive Officer has a target incentive opportunity defined as a percentage of base salary. Incentive targets for 2011 were 100% for Mr. Koelmel, 80% for Mr. Crosby, and 70% for the other Named Executive Officers. Incentive targets are designed to provide a competitive cash compensation opportunity for meeting annual performance expectations. As our performance exceeds or falls short of our goals and compared to industry peers, our incentive awards will vary as well, to ensure proper pay-for-performance alignment.

Payouts were determined based on achievement of the performance goals set at the beginning of the year and were weighted 50% on financial business metrics and 50% on team and individual goals in order to balance financial and strategic goals and manage risk. The breakdown in weightings was as follows:

•	The company-wide performance measures were weighted 50% and reflected a portfolio of critical corporate financial metrics

•	Team performance was weighted 15% and reflected collective performance against key team initiatives for 2011

•	Individual performance was weighted 35% and reflected a combination of individual achievement of business plan goals and personal performance accountabilities

Each Named Executive Officer received an overall performance score (i.e. percentage) which determined the payout. Awards ranged from 50% for achieving threshold expectations, 100% for achieving the target level and up to 200% for exceeding our stretch level goals, which represented superior performance.

2011 Plan Threshold and Incentive Award Determination

For 2011, the Company’s threshold net income goal was $388.9 million. Actual 2011 core net income was $425.1 million, which resulted in achieving our annual performance hurdle so awards were made for 2011 based on the performance goals below. For 2011, the company-wide goals, which represented 50% of each Named Executive Officer’s 2011 short-term cash incentive, were as follows:

	Septe		Septe		Septe		Septe		Septe
2011 Company-wide Performance Measures (equally weighted)	Threshold		Target		Stretch		Actual Results		Performance as Evaluated by the Compensation Committee
Grow Long Term Franchise Value(1) (Core Deposit Growth)	34.0%		38.0%		42.0%		39.1%		Target
Deploy Capital Intelligently (2) (ROTCE)	18.5%		20.7%		22.9%		22.6%		Stretch
Sustain Credit Quality (3) (NCO Ratio/Peer NCO Ratio)	82	% of peer	74	% of peer	67	% of peer	15	% of peer	Stretch
Deploy Liquidity (4) (Gross loans/Total Earnings Assets)	45.4%		50.7%		56.1%		49.6%		Target
Focus on Core Earnings (in millions) (5) (Achieve Plan Core NIBT)	$388.9		$434.6		$480.4		$425.1		Target
Overall Company Scorecard Performance	Company averaged results and score for this component was 136%								136%

(1)	Core deposit growth computed by dividing the monthly average balance of transaction accounts for the month of December of $7.4 billion by total monthly average deposits for the month of December of $19.0 billion. Transactions accounts are defined as retail core deposits less money market deposit accounts. Retail core deposits are defined as total deposits excluding any municipal deposits and certificates of deposits. Core deposit growth is a non-GAAP financial measure that we believe provides management and investors with information that is useful in understanding our financial performance and condition.

(2)	Computed by dividing core net income before tax by average common stockholders’ equity. Core net income is computed by adding back to GAAP net income of $173.9 million the following amounts: pre-tax intangible amortization of $25.5 million, pre-tax merger and acquisition integration expenses of $98.2 million, pre-tax restructuring charges of $42.5 million, income taxes of $88.2 million, and incentive compensation expense of $22.3 million. Average common stockholders’ equity excludes average goodwill, other intangibles, and preferred stock of $1.6 billion. Core net income and average common stockholders’ equity are non-GAAP financial measures that we believe provides management and investors with information that is useful in understanding our financial performance and condition.

(3)	Computed by dividing net charge-off ratio by the average peer group net charge-off ratio.

(4)	Computed by dividing monthly average gross loan balances for the month of December of $16.4 billion by monthly average core earning assets for the month of December of $25.1 billion. Monthly average gross loan balances are computed by adding the December monthly averages of net loans and the allowance for credit losses and subtracting from that amount the December monthly average of residential real estate loans. Monthly average core earning assets are computed by adding the sum of the December monthly averages of money market investments, securities available for sale, securities held to maturity, gross loans, and investments in Federal Home Loan Bank and Federal Reserve Bank common stock. This is a non-GAAP financial measure that we believe provides management and investors with information that is useful in understanding our financial performance and condition.

(5)	Computed by adding back to GAAP net income of $173.9 million the following amounts: pre-tax merger and acquisition integration expenses of $98.2 million, pre-tax restructuring charges of $42.5 million, income taxes of $88.2 million, and pre-tax incentive compensation expense of $22.3 million. This is a non-GAAP financial measure that we believe provides management and investors with information that is useful in understanding our financial performance and condition.

The Committee also assessed the Named Executive Officers’ execution of the Company’s key 2011 initiatives. The Committee rated the overall success of the Executive Team’s 2011 key initiatives at 134% out of a maximum of 200%.

Finally, the Committee assessed each Named Executive Officer’s individual performance with input from the CEO. CEO performance was rated solely by the Committee in executive session with input from all members of the Board of Directors. Individual performance goals were linked to successfully achieving individual business operating plans, delivering business specific initiatives, as well as for building and retaining high performing teams and for enterprise wide leadership activities and initiatives. Individual ratings ranged from 60% to 175% for the individual component.

To determine the incentive award, each Named Executive Officer’s target bonus was multiplied by the company-wide goal results (136%), team performance goal results (134%) and individual performance goal results. The Compensation Committee then exercised negative discretion to reflect our stock price decline and reduction of our dividend.

Accordingly, the 2011 payouts under the short-term cash incentive plan for the Named Executive Officers were as follows: Mr. Koelmel, $573,000 ; Mr. Crosby, $538,200; Mr. Cantara, $500,500; Mr. Sommer, $360,500; and Mr. Norwood $385,000.

Long-Term Incentive Plan

Long-term incentives awards are provided as stock grants that focus the Named Executive Officers’ attention on sustained, long-term financial performance. This program is intended to create a greater ownership mentality and to ensure that the Named Executive Officers’ interests are aligned with the interests of our stockholders.

Grants are made each year based on target award values that are consistent with market in order to support our objective to place a significant focus on long-term performance for our executive compensation program. Target awards are 175% of base salary for the CEO (increased from 100% in 2010) and between 90% to 115% (increased from range 60% to 65% in 2010) for other Named Executive Officers. In 2011, Named Executive Officers received a combination of nonqualified stock options which reward future price appreciation, performance-based restricted stock awards which reward future stockholder return and time-vested restricted stock awards that focuses on retention and ownership. The balance of these measurers helps achieve the desired goals of aligning Named Executive Officers interests with stockholders, rewarding long-term performance and fostering ownership and retention. The equity mix is as follows:

•	25% of the award consisted of nonqualified stock options, which vest ratably over three years.

•

25% of the award was granted as performance-based restricted stock that cliff vests three years from grant date. Performance based on Company’s total shareholder return (“TSR”) performance relative to the SNL Mid-Cap Bank Index.

•	50% was granted as time-vested restricted stock that cliff vests three years from grant date.

2011 New Hire

As noted, Gregory W. Norwood was named Chief Financial Officer in April 2011. Mr. Norwood’s annualized base salary in 2011 was $500,000. Mr. Norwood received a sign on equity award consisting of time vested restricted stock equivalent to the economic value of $400,000 based on his grant date of April 4, 2011. The vesting schedule is as follows: $150,000 on December 31, 2012, $200,000 on December 31, 2013 and $50,000 on December 31, 2014.

2012 Peer Group

In the fall of 2011, FWC reviewed our peer group with consideration of the following selection criteria:

•	Company size and industry (one-half to two times asset size)

•	Statistical reliability (should include 12 to 20 companies)

•	Executive talent sources (These are our competitors that we compete with for talent)

•	Competition for investor capital (companies that stockholders may consider as alternative investment opportunities)

•	Overall reasonableness

The peer group consisted of 14 regional banks from across the U.S. ranging from approximately $20 billion in assets to $89 billion in assets, with a median asset size of $35 billion, which was consistent with our new asset size.

We removed five companies from our peer group because they did not meet the selection criteria (Astoria Financial, Commerce Bancshares, Marshall & IIsley, TCF Financial, Webster Financial) and added two companies (Keycorp, M&T Bank Corp).

2012 Compensation Peer Group

Associated Banc-Corp	Huntington Bancshares Inc
BOK Financial Corporation	Keycorp
City National Corporation	M & T Bank Corp
Comerica Incorporated	New York Community Bancorp
First Citizens BancShares, Inc.	People’s United Financial, Inc
First Horizon National Corp	Synovus Financial Corp.
Hudson City Bancorp, Inc.	Zions Bancorporation

This peer group was used to assess the competitiveness of our 2011 pay practices and determine the CEO and Named Executive Officers’ 2012 target compensation pay. For 2012, base salary and variable pay targets were determined based off new peer group market median.

2012 Plan Designs and Considerations

The 2012 Short-term Incentive Plan will include a Balanced Scorecard with financial corporate goals such as EPS, long-term franchise value, credit quality, and liquidity. The financial goals will be weighted 70% and key strategic individual goals for each Named Executive Officer will be weighted 30%.

The 2012 Long-term Incentive Plan will include a mix of stock options, performance-based restricted stock, and time-vested restricted stock.

Retirement Plans

401(k) Plan

All employees, including Named Executive Officers, are eligible to participate in our 401(k) plan. Under the plan, employees may make salary deferrals up to the maximum annual Internal Revenue Code limit. We contribute an amount to the plan equal to 100% of the first 4% of an employee’s contributions plus 50% of an employee’s contributions between 5% and 6%. Our contribution cannot exceed 5% of an employee’s annual compensation.

Employee Stock Ownership Plan (“ESOP”)

All employees, including Named Executive Officers, are eligible to participate in our ESOP. Our ESOP holds shares of our Common Stock that were purchased in connection with our 1998 initial public offering and 2003 second step offering. The purchases of these shares were funded by loans from us. Shares purchased by the ESOP are maintained in a suspense account and held for allocation among the participants. Loan payments are made annually through our cash contributions, as well as dividends on allocated and unallocated shares held by the ESOP. As annual loan payments are made, shares are released from the suspense account and allocated to employee accounts.

Perquisites and Other Personal Benefits

Named Executive Officers are provided with limited perquisites and other personal benefits that we believe are reasonable and consistent with our overall compensation program to better enable the Company to attract and retain superior employees for our key positions. We periodically review the levels of perquisites and other personal benefits provided to Named Executive Officers. The only perquisites are club dues and automobile allowances. Named Executive Officers participate in the same health and welfare plans (medical, dental, life, and long-term disability) and discounts on our products that are available to all other employees. The costs of the personal benefits described above for the Named Executive Officers for the fiscal year ended December 31, 2011, are included in the Summary Compensation Table on page 28.

Ownership Guidelines and Equity Retention Policy

We believe that Named Executive Officers and other senior executives should own a significant amount of our stock. We also believe that they should hold a significant portion of equity compensation granted under our compensatory plans. Specific guidelines are the following:

	September 30,	September 30,
Tier	Holding Requirements (% of Net Shares)	Ownership Requirements (Multiple of Base Salary)
CEO	75%	5x
Tier I Exec(1)		3x
Tier II Exec(2)	50%	2x

(1)	Tier I Executives defined as the direct reports to the CEO.

(2)	Tier II Executives defined as all Grade 12 Executives and Section 16 Officers that are not in Tier I.

Below is a summary of shares that qualify for the ownership requirements described above:

•	Shares directly owned e.g., restricted stock awards, restricted stock units, dividend equivalent units, or shares acquired through option exercises;

•	Shares purchased through dividend reinvestment;

•	Shares owned by immediate members of the participant’s family; and

•	Shares held as part of our 401(k) plan and ESOP.

Named Executive Officers are expected to hold 75% of any shares received through compensatory equity based grants (net of taxes) until they satisfy the ownership guidelines. The five year holding requirement was removed at the end 2011 based on competitive practice. Once a Named Executive Officer achieves the ownership requirement, he/she is no longer restricted by the holding requirement provided his/her total stock ownership level does not fall below the ownership guidelines. If he/she falls below the ownership requirement, he/she must hold 75% of shares until the ownership requirement is met. The Committee monitors ownership levels and compliance on an annual basis.

Change in Control Arrangements

We maintain change in control agreements with our Named Executive Officers and other senior executives, which provide severance payments in the event of involuntary or good reason termination of employment or termination of employment following a change in control. The relevant period under the agreements is within 12 months for termination without cause and no later than 14 months for good reason. The amount paid under the agreements will be automatically reduced to the extent necessary to avoid an excess parachute payment under Section 280G of the Internal Revenue Code. The rationale for providing these payments is to provide security for our Named Executive Officers and stability among our senior management team. For a discussion of these agreements and the payments that would be received by the Named Executive Officers under certain scenarios with respect to those agreements, see “Change in Control Agreements” page 32.

Impact of Accounting and Tax on the Form of Compensation

As a general matter, the Committee takes into account the various tax and accounting implications of compensation and benefits vehicles utilized for Named Executive Officers.

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1 million that is paid to Named Executive Officers other than our CFO unless it qualifies as performance-based compensation. For 2011, the only component of our compensation that is deductible under 162(m) is stock options.

Internal Revenue Code Section 162(m)

In 2012, the Compensation Committee will structure compensation offered to the Named Executive Officers with a view to maximizing the tax deductibility for the Company of amounts paid.

Awards made under our stockholder-approved plans are intended to be eligible for the performance-based compensation exception under the Internal Revenue Code Section 162(m) $1 million deductibility limitation.

Annual bonuses may not exceed 2% of net operating income for the CEO and 1% of net operating income for the other Named Executive Officers. Amounts paid under these programs are intended to qualify for the performance-based compensation exception under the Internal Revenue Code Section 162(m) $1 million deductibility limitation.

THE COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee

G. Thomas Bowers             William H. (Tony) Jones

George M. Philip                 David M. Zebro

Barbara Jeremiah (Chair)

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers for the fiscal years ended December 31, 2011, 2010, and 2009. When setting total compensation for each of the Named Executive Officers, the Compensation Committee reviews tally sheets which show the executive’s current compensation, including equity and non-equity based compensation.

	0000	0000		0000	0000	0000	0000		0000	0000	0000
Name and Principal Position	Year Ended 12/31	Salary	Bonus		Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings		All Other Compensation (5)	Total

John R. Koelmel President and CEO	2011 2010 2009	$942,885 832,692 691,346	$	— — —	$1,253,439 322,111 562,514	$417,812 425,005 262,497	$573,000 1,498,000 945,000	$	— — —	$58,781 53,519 65,261	$3,245,917 3,131,327 2,526,618

Gregory W. Norwood(3) Chief Financial Officer	2011	355,769		—	737,506	112,500	385,000		—	219,706	1,810,481

Michael W. Harrington (4) Former Chief Financial Officer	2011 2010 2009	380,000 376,538 344,231		— — —	112,508 86,422 112,506	37,498 114,002 74,061	120,000 282,000 354,000		— — —	53,947 55,010 56,509	703,953 913,972 954,742

Daniel E. Cantara III Executive Vice President	2011 2010 2009	488,462 388,077 326,539		— — —	337,497 90,953 157,507	112,505 120,006 82,499	500,500 402,000 364,000		— — —	58,864 61,557 66,406	1,497,828 1,062,593 996,951

Gary M. Crosby Executive Vice President	2011 2010 2009	557,692 416,346 161,538		— — —	495,933 104,678 206,522	165,313 138,122 63,017	538,200 487,000 193,000		— — —	44,733 33,738 9,107	1,801,871 1,179,884 633,184

Oliver H. Sommer Executive Vice President	2011 2010	488,462 261,539		— 100,000	337,497 99,997	112,505 99,999	360,500 338,000		— —	37,760 22,174	1,336,724 921,709

(1)

The amounts reflect the grant date fair value for options and awards granted in each year. The grant date fair value is based on the 30 day average stock price prior to grant date. Assumptions used in the calculation of these amounts are included in the Company’s audited financial statements for the years ended December 31, 2011, 2010, and 2009 included in the Company’s Annual Reports on Form 10-K filed with the SEC on February 28, 2012, March 1, 2011 and February 26, 2010, respectively.

(2)	The amounts reflect the cash awards under The Executive Incentive Plan earned in 2011 and paid in 2012.

(3)	Mr. Norwood was hired in April 2011. As part of his new hire package, Mr. Norwood received stock options and time-vested restricted stock.

(4)	Mr. Harrington was Chief Financial Officer through March 2011.

(5)	The details of “All Other Compensation” are:

Name	Year Ended 12/31	401(k)(1)	GTL(2)	ESOP allocation (3)	Club Dues	Auto Expense	Medical Insurance Premiums(4)	Relocation Expenses	Total All Other Compensation

John R. Koelmel	2011 2010 2009	$12,250 12,250 12,250	$4,903 4,753 4,903	3,392 5,744 7,601	$15,904 16,079 20,770	$10,800 10,800 10,800	$11,532 3,893 8,937	— — —	$58,781 53,519 65,261

Gregory W. Norwood	2011	10,577	2,828	—	3,316	9,000	6,727	187,258	219,706

Michael W. Harrington	2011 2010 2009	12,250 12,250 12,250	1,278 1,286 1,149	3,461 5,836 7,690	14,626 14,442 15,105	10,800 10,800 11,000	11,532 10,396 9,315	— — —	53,947 55,010 56,509

Daniel E. Cantara, III	2011 2010 2009	12,250 12,250 12,250	1,932 1,903 1,665	4,427 7,095 8,830	16,723 17,913 22,346	12,000 12,000 12,000	11,532 10,396 9,315	— — —	58,864 61,557 66,406

Gary M. Crosby	2011 2010 2009	12,250 — —	4,754 3,880 1,548	1,804 3,680 —	13,925 14,178 2,559	12,000 12,000 5,000	— — —	— — —	44,733 33,738 9,107

Oliver H. Sommer	2011 2010	11,731 7,692	840 484	1,657 —	— —	12,000 8,000	11,532 5,998	— —	37,760 22,174

(1)	Company contributions pursuant to 401(k) Plan.

(2)	Income imputed on group term life Insurance in excess of $50,000 per employee.

(3)	2011 allocated ESOP shares valued at the fiscal year end 2011 market close price of $8.63.

(4)	Premiums paid on behalf of Named Executive Officers under medical plans available to all employees.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Share Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock		All Other Option Awards: Number of Shares of Underlying Options		Per Share Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum	Threshold	Target	Maximum
John R. Koelmel	1/24/11	$477,500	$955,000	$1,910,000	14,779	29,557	44,336	59,113	(3)	116,091	(5)	$13.79	$1,671,251	(6)
Gregory W. Norwood	4/4/11	175,000	350,000	700,000	4,065	8,129	12,194	45,159	(4)	33,096	(5)	13.84	850,006	(7)
Michael W. Harrington	1/24/11	95,000	190,000	380,000	1,327	2,653	3,980	5,306	(3)	10,419	(5)	13.79	150,006	(6)
Daniel E. Cantara, III	1/24/11	175,000	350,000	700,000	3,979	7,958	11,937	15,917	(3)	31,260	(5)	13.79	450,002	(6)
Gary M. Crosby	1/24/11	230,000	460,000	920,000	5,847	11,694	17,541	23,389	(3)	45,933	(5)	13.79	661,246	(6)
Oliver H. Sommer	1/24/11	175,000	350,000	700,000	3,979	7,958	11,937	15,917	(3)	31,260	(5)	13.79	450,002	(6)

(1)	The amounts reflect the range of awards under the Executive Incentive Plan (50% for threshold performance up to a maximum of 200% of target).

(2)

The threshold amounts reflect the minimum performance-based stock award, pursuant to the Long-Term Incentive Program, which is 50% of the target amount. The maximum amount is 150% of such target amount. These awards vest on a 100% cliff vesting on January 24, 2014, subject to performance conditions being met.

(3)	The amount reflects the number of shares of stock granted pursuant to the Long-Term Incentive Program. These awards vest on a 100% cliff vesting on January 24, 2014.

(4)

The amount reflects 28,902 shares of stock granted pursuant to Mr. Norwood’s employment with the Company commencing April 4, 2011 and 16,257 shares of stock granted pursuant to the Long-Term Incentive Program. The 28,902 shares vest 37.5% on December 31, 2012, 50% on December 31, 2013 and 12.5% on December 31, 2014. The 16,257 shares vest on a 100% cliff vesting on January 24, 2014.

(5)	The amount reflects the number of stock options granted pursuant to the Long-Term Incentive Program. These awards vest at a rate of 33% per year with vesting dates of January 24, 2012, 2013 and 2014.

(6)	Represents the sum of target equity incentive awards multiplied by $14.136, the amount of option awards multiplied by $3.599, and all other stock awards multiplied by $14.136.

(7)	Represents the sum of target equity incentive awards multiplied by $13.84, the amount of option awards multiplied by $3.3992, and all other stock awards multiplied by $13.84.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2011

	Septe	Septe		Septe	Septe	Septe	Septe		Septe	Septe		Septe
	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
John R. Koelmel	30,000	—		—	$14.95	1/12/2014	90,216	(8)	$778,564	50,876	(14)	$439,060
	13,700	—		—	12.87	5/4/2014
	35,200	—		—	12.91	5/3/2015
	21,800	—		—	14.83	9/8/2016
	100,000	—		—	14.70	2/20/2017
	46,500	—		—	14.70	1/31/2017
	125,067	—		—	12.02	1/28/2018
	59,406	29,703	(1)	—	13.25	1/27/2019
	36,315	72,630	(2)	—	14.44	1/25/2020
	—	116,091	(3)	—	13.79	1/24/2021
Gregory W. Norwood	—	33,096	(4)	—	13.84	4/4/2021	45,159	(9)	389,722	8,129	(16)	70,153
Michael W. Harrington	12,000	—		—	11.78	4/7/2013	10,119	(10)	87,327	8,857	(15)	76,436
	6,200	—		—	13.28	5/21/2013
	14,000	—		—	12.87	5/4/2014
	17,500	—		—	12.91	5/3/2015
	14,100	—		—	14.70	1/31/2017
	40,020	—		—	12.02	1/28/2018
	20,414	10,207	(5)	—	12.93	1/26/2019
	9,741	19,482	(2)	—	14.44	1/25/2020
	—	10,419	(3)	—	13.79	1/24/2021
Daniel E. Cantara, III	7,217	—		—	11.68	8/28/2012	22,669	(11)	195,633	14,240	(17)	122,891
	32,335	—		—	11.68	8/28/2012
	9,800	—		—	13.28	5/21/2013
	11,200	—		—	12.87	5/4/2014
	25,100	—		—	12.91	5/3/2015
	13,300	—		—	14.83	9/8/2016
	15,500	—		—	14.70	1/31/2017
	40,020	—		—	12.02	1/28/2018
	19,248	9,624	(5)	—	12.93	1/26/2019
	10,254	20,508	(2)	—	14.44	1/25/2020
	—	31,260	(3)	—	13.79	1/24/2021
Gary M. Crosby	5,600	2,800	(6)	—	11.29	7/13/2019	34,433	(12)	297,157	17,686	(18)	152,630
	10,422	5,211	(6)	—	11.29	7/13/2019
	11,802	23,604	(2)	—	14.44	1/25/2020
	—	45,933	(3)	—	13.79	1/24/2021
Oliver Sommer	9,034	18,066	(7)	—	13.90	4/30/2020	20,713	(13)	178,753	7,958	(19)	68,678
	—	31,260	(3)	—	13.79	1/24/2021

(1)	Options granted January 27, 2009 vest at a rate of 33% per year with vesting dates of January 27, 2010, 2011, and 2012.

(2)	Options granted January 25, 2010 vest at a rate of 33% per year with vesting dates of January 25, 2011, 2012, and 2013.

(3)	Options granted January 24, 2011 vest at a rate of 33% per year with vesting dates of January 24, 2012, 2013, and 2014.

(4)	Options granted April 4, 2011 vest at a rate of 33% per year with vesting dates of January 24, 2012, 2013, and 2014.

(5)	Options granted January 26, 2009 vest at a rate of 33% per year with vesting dates of January 26, 2010, 2011, and 2012.

(6)	Options granted July 13, 2009 vest at a rate of 33% per year with vesting dates of July 13, 2010, 2011, and 2012.

(7)	Options granted April 30, 2010 vest at a rate of 33% per year with vesting dates of April 30, 2011, 2012, and 2013.

(8)

14,715 awards granted on January 25, 2010 vest on a 100% cliff vesting on January 25, 2013; 20,776 awards granted on January 25, 2010 vest at a rate of 50% per year with remaining vesting date of January 25, 2012; 30,000 awards granted on February 20, 2007 vest at a rate of 20% per year with remaining vesting date of February 20, 2012; and 59,113 awards granted on January 24, 2011 vest on a 100% cliff vesting on January 24, 2014.

(9)

28,902 awards granted on April 4, 2011 vest at a rate of 37% on December 31, 2012, 50% on December 31, 2013, and 13% on December 31, 2014 and 16,257 awards granted on April 4, 2011 vest on a 100% cliff vesting on January 24, 2014.

(10)

3,948 awards granted on January 25, 2010 vest on a 100% cliff vesting on January 25, 2013; and 1,731 awards granted on January 25, 2010 vest at a rate of 50% per year with remaining vesting date of January 25, 2012; and 5,306 awards granted on January 24, 2011 vest on a 100% cliff vesting on January 24, 2014.

(11)

4,155 awards granted on January 25, 2010 vest on a 100% cliff vesting on January 25, 2013; 5,194 awards granted on January 25, 2010 vest at a rate of 50% per year with remaining vesting date of January 25, 2012; and 15,917 awards granted on January 24, 2011 vest on a 100% cliff vesting on January 24, 2014.

(12)

8,400 awards granted on July 13, 2009 at a rate of 33% per year with remaining vesting date of July 13, 2012; 4,782 awards granted on January 25, 2010 vest on a 100% cliff vesting on January 25, 2013; 6,925 awards granted on January 25, 2010 vest at a rate of 50% per year with remaining vesting date of January 25, 2012; and 23,389 awards granted on January 24, 2011 vest on a 100% cliff vesting on January 24, 2014.

(13)

7,194 awards granted on April 30, 2010 vest at a rate of 33% per year with remaining vesting dates of April 30, 2012 and 2013 and 15,917 awards granted on January 24, 2011 vest on a 100% cliff vesting on January 24, 2014.

(14)

29,557 performance-based awards granted on January 24, 2011 vest on a 100% cliff vesting on January 24, 2014 at a payout rate of 0% to 150% dependent on the achievement of pre-determined performance criteria; 14,715 performance-based awards granted on November 1, 2010 vest on a 100% cliff vesting on January 25, 2013 at a payout rate of 0% to 150% dependent on the achievement of pre-determined performance criteria; and 19,812 performance-based awards granted on January 27, 2009 vest at a rate of 33% per year at a payout rate of 145% with remaining vesting dates of January 27, 2012.

(15)

8,129 performance-based awards granted on April 4, 2011 vest on a 100% cliff vesting on January 24, 2014 at a payout rate of 0% to 150% dependent on the achievement of pre-determined performance criteria.

(16)

2,653 performance-based awards granted on January 24, 2011 vest on a 100% cliff vesting on January 24, 2014 at a payout rate of 0% to 150% dependent on the achievement of pre-determined performance criteria; 3,948 performance-based awards granted on November 1, 2010 vest on a 100% cliff vesting on January 25, 2013 at a payout rate of 0% to 150% dependent on the achievement of pre-determined performance criteria; and 6,768 performance-based awards granted on January 26, 2009 vest at a rate of 33% per year at a payout rate of 145% with remaining vesting date of January 26, 2012.

(17)

7,958 performance-based awards granted on January 24, 2011 vest on a 100% cliff vesting on January 24, 2014 at a payout rate of 0% to 150% dependent on the achievement of pre-determined performance criteria; 4,155 performance-based awards granted on November 1, 2010 vest on a 100% cliff vesting on January 25, 2013 at a payout rate of 0% to 150% dependent on the achievement of pre-determined performance criteria; and 6,381 performance-based awards granted on January 26, 2009 vest at a rate of 33% per year at a payout rate of 145% with remaining vesting date of January 26, 2012.

(18)

11,694 performance-based awards granted on January 24, 2011 vest on a 100% cliff vesting on January 24, 2014 at a payout rate of 0% to 150% dependent on the achievement of pre-determined performance criteria; 4,782 performance-based awards granted on November 1, 2010 vest on a 100% cliff vesting on January 25, 2013 at a payout rate of 0% to 150% dependent on the achievement of pre-determined performance criteria; and 3,630 performance-based awards granted on July 13, 2009 vest at a rate of 33% per year at a payout rate of 145% with remaining vesting date of January 26, 2012.

(19)

7,958 performance-based awards granted on January 24, 2011 vest on a 100% cliff vesting on January 24, 2014 at a payout rate of 0% to 150% dependent on the achievement of pre-determined performance criteria

OPTION EXERCISES AND STOCK VESTED

	September 30,		September 30,		September 30,	September 30,	September 30,
			Option Awards			Stock Awards
Name	Grant date		Number of Shares Acquired on Exercise	Value Realized on Exercise		Number of Shares Acquired on Vesting	Value Realized on Vesting
John R. Koelmel	2/20/2007 1/28/2008 1/26/2009 1/25/2010	(1) (2)	— — — —	$	— — — —	6,000 9,034 9,576 10,388	$88,680 124,579 132,053 145,951
Michael W. Harrington	1/28/2008 1/26/2009 1/25/2010	(1) (2)	— — —		— — —	2,891 3,271 866	39,867 45,107 12,167
Daniel E. Cantara, III	1/28/2008 1/26/2009 1/25/2010	(1) (2)	— — —		— — —	2,891 3,084 2,597	39,867 42,528 36,488
Gary M. Crosby	1/26/2009 7/13/2009 1/25/2010	(2)	— — —		— — —	1,755 2,800 3,463	24,201 37,492 48,655
Oliver Sommer	4/30/2010		—		—	2,398	34,483

(1)	Reflects performance-based awards earned based on 2008 results.

(2)	Reflects performance-based awards earned based on 2009 results.

Change in Control Agreements

We recognize that an important consideration in our ability to attract and retain key personnel is our ability to minimize the impact on our executive and senior management team of the possible disruption associated with our analysis of strategic opportunities. Accordingly, we believe that it is in the best interests of our stockholders to provide our key personnel with reasonable financial arrangements in the event of termination of employment following a change in control. Each of our Named Executive Officers has a change in control agreement that provides for certain benefits in the event of termination of employment in connection with a change in control. The estimated severance payments under these agreements are described in the “Potential Payments Upon Termination or Change in Control” section of this proxy statement.

The agreements automatically renew, unless notice is given that they will not renew. If the agreement is not renewed, the agreement will expire at the end of the then-current term.

Upon a change in control and separation from service by the executive for good reason or by us without cause, each Named Executive Officer will receive salary and fringe benefits through his termination date, any unpaid annual short-term incentive for a prior period and payment of accrued but unused vacation. In addition, the executive will receive 200% (300% for Mr. Koelmel) of his base salary, as in effect in the year of termination of employment payable in one lump sum. The executive will also receive medical and health insurance, group term life insurance, automobile allowance, and club membership benefits as in effect on the date of termination for a period of 24 months (36 months for Mr. Koelmel) beginning with the month next following the month during which the employment terminates. If the executive dies during the 24 month period (36 month period for Mr. Koelmel), any dependent health or medical fringe benefits will be provided for the balance of the 24 month period (36 month period for Mr. Koelmel). The Named Executive Officer will also receive an incentive amount equal to 200% (300% for Mr. Koelmel) of his targeted annual short-term incentive amount in effect in the year of the termination of employment payable in one lump sum. The agreements also provide that each Named Executive Officer will receive a lump sum payment in an amount equal to the value of the accrued benefit which was not vested in our 401(k) Plan and ESOP. In addition, for a twelve month period following the termination of employment, we will provide each Named Executive Officer with outplacement services in an amount not to exceed $10,000. Finally, the Named Executive Officers will each be fully vested in, and will have the immediate right to exercise, all equity compensation awards which they received in connection with their employment with us.

For 60 months following the date of termination of employment, we will continue any indemnification agreement with each of the Named Executive Officers and will provide them with directors’ and officers’ liability insurance which is not less than the level of coverage that was in effect on the date of termination of employment.

In the event of a change in control, benefits are subject to reduction under Internal Revenue Code Section 280G’s limitation on excess parachute payments.

Upon each of the Named Executive Officer’s termination of employment absent good reason following a change in control or termination of employment by us for cause following a change in control, or on account of death or disability following a change in control, no amounts will be payable under the agreement.

Executive Severance Plan

We have established an Executive Severance Plan which covers all Named Executive Officers. The Executive Severance Plan covers certain terminations of employment that are not in connection with a change in control. The Executive Severance Plan applies to terminations of employment for Named Executive Officers (i) whose employment is involuntarily terminated by us for reasons other than for cause, (ii) who is required to move his principal place of employment to a location further than 100 miles from his current principal place of employment and who does not accept such relocation, or (iii) whose aggregate compensation is materially reduced. Each Named Executive Officer who terminates employment under those circumstances will receive a severance payment if he remains in employment with us through his release date, as established by us.

The severance payment will be the greater of:

•	12 months of base salary, determined as of the date of termination (24 months for Mr. Koelmel), plus the executive’s targeted incentive amount; or

•	18 months of base salary, determined as of the date of termination, (36 months for Mr. Koelmel).

Benefits are paid in accordance with regular payroll practices. In the event of a change in control, benefits are subject to reduction under Code Section 280G’s limitations on excess parachute payments. Non-competition and non-solicitation restrictions apply for one year following separation of service. For a 12 month period following the termination of employment, we will provide the executive with outplacement services in an amount not to exceed $10,000.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The table below reflects the amount of compensation payable to each of our Named Executive Officers under the following termination scenarios: upon involuntary not for cause or by executive with good reason, in the event of disability or death of the executive, early retirement and termination following a Change in Control. The amounts shown assume that such termination was effective as of December 31, 2011, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the Named Executive Officers upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

	September 30,	September 30,	September 30,	September 30,	September 30,
	Involuntary Not For Cause or by Executive with Good Reason	Disability	Retirement (6)	Death	Change in Control (7)
John Koelmel
Cash Wages (1)	$1,910,000	$372,817	$—	$—	$2,865,000
Incentive (2)	955,000	955,000	—	—	2,865,000
Health, Welfare, & Perquisites and Other Personal Benefits (3)	10,000	12,738	—	—	136,258
Retirement Plans (4)	—	—	—	—	—
Long Term Incentive Program (5)	—	1,217,624	—	1,217,624	1,217,624
Total	$2,875,000	$2,558,179	$—	$1,217,624	$7,083,882

Gregory Norwood
Cash Wages (1)	$500,000	$175,000	$—	$—	$1,000,000
Incentive (2)	350,000	350,000	—	—	700,000
Health, Welfare, & Perquisites and Other Personal Benefits (3)	10,000	12,774	—	—	71,702
Retirement Plans (4)	—	—	—	—	—
Long Term Incentive Program (5)	—	459,875	—	459,875	459,875
Total	$860,000	$997,649	$—	$459,875	$2,231,577

Daniel Cantara
Cash Wages (1)	$500,000	$203,846	$—	$—	$1,000,000
Incentive (2)	350,000	350,000	—	—	700,000
Health, Welfare, & Perquisites and Other Personal Benefits (3)	10,000	12,551	—	—	95,482
Retirement Plans (4)	—	—	—	—	—
Long Term Incentive Program (5)	—	318,525	—	318,525	318,525
Total	$860,000	$884,922	$—	$318,525	$2,114,007

Gary Crosby
Cash Wages (1)	$575,000	$207,885	$—	$—	$1,150,000
Incentive (2)	460,000	460,000	—	—	920,000
Health, Welfare, & Perquisites and Other Personal Benefits (3)	10,000	750	—	—	64,851
Retirement Plans (4)	—	3,259	—	3,259	3,259
Long Term Incentive Program (5)	—	449,787	—	449,787	449,787
Total	$1,045,000	$1,121,681	$—	$453,046	$2,587,897

Oliver Sommer
Cash Wages (1)	$500,000	$177,885	$—	$—	$1,000,000
Incentive (2)	350,000	350,000	—	—	700,000
Health, Welfare, & Perquisites and Other Personal Benefits (3)	10,000	12,587	—	—	62,110
Retirement Plans (4)	—	1,319	—	1,319	1,319
Long Term Incentive Program (5)	—	247,431	—	247,431	247,431
Total	$860,000	$789,221	$—	$248,750	$2,010,860

(1)	Cash Wages include salary through the employment agreement term, salary as stipulated in Change in Control (“CIC”) Agreement and severance payments in accordance with the Executive Severance Plan.

(2)	Incentive reflects payment at target award paid as directed by the terms of the employment agreement or CIC Agreement.

(3)

Health, Welfare, & Perquisites and Other Personal Benefits reflects the cost to the Company of continuing medical, dental, and life insurance benefits for the contract term per the CIC Agreement. This amount also includes automobile allowance, club membership benefits, and the maximum amount allowed for outplacement services for those Executives with a CIC Agreement.

(4)	Retirement Plans reflect the acceleration of the vesting of the Company’s 401(k) and Employee Stock Ownership Plans.

(5)	Long-Term Incentive Program reflects the value of shares which would vest within 30 days of the termination notice and the value of accelerated vesting of all previously unvested options and awards.

(6)	Retirement Plans and Long-Term Incentive Program allows for vesting to accelerate at normal retirement age. None of the Executives had attained normal retirement age as of December 31, 2011.

(7)

Requires a change in control and a without cause termination by the Company or a termination by the Executive for Good Reason. The amounts shown are subject to automatic reduction to the extent necessary to avoid an “excess parachute payment” under Code Section 280G. However, the amounts shown do not reflect the value of such automatic reductions.

PROPOSAL II – ADVISORY NON-BINDING VOTE TO APPROVE OUR EXECUTIVE COMPENSATION PROGRAMS AND POLICIES

The Board believes that the Company’s compensation programs and policies are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of stockholders.

We recognize the interest the Company’s stockholders have in the Company’s executive compensation policies and practices. In recognition of that interest and in accordance with the requirements of the SEC rules and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), this proposal, commonly known as a “say on pay” proposal, provides the Company’s stockholders with the opportunity to cast an advisory vote on the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules, including the discussion of the Company’s compensation program and philosophy and the compensation tables of this Proxy Statement.

We are again asking stockholders to vote in an advisory, non-binding manner on the compensation paid to our Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K (including the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussion). Item 402 of Regulation S-K is the SEC regulation that sets forth what companies must include in their proxy statement as to compensation. This proposal, commonly known as a “Say on Pay” proposal, gives you as a stockholder the opportunity to vote on our executive pay program through the following resolution:

“Resolved, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

PROPOSAL III — APPROVAL OF THE FIRST NIAGARA FINANCIAL GROUP, INC. 2012 EQUITY INCENTIVE PLAN

The Board of Directors has approved for submission to stockholders for approval the First Niagara Financial Group, Inc. 2012 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan is designed to provide officers, employees and directors of First Niagara Financial Group, Inc. (the “Company”) and its subsidiaries, including First Niagara Bank, N.A., (“First Niagara Bank”) with additional incentives to promote the growth and performance of the Company. The Equity Incentive Plan is subject to stockholder approval and will become effective upon its implementation by the Board of Directors subsequent to satisfaction of applicable stockholder approval requirements. Most of the companies that we compete with for directors and management level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. The Equity Incentive Plan will give us the flexibility we need to continue to attract and retain highly qualified individuals by offering a competitive compensation program that is linked to the performance of our Common Stock.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance or grant to participants of up to 7,000,000 shares of Company Common Stock pursuant to grants of restricted stock awards, restricted stock unit awards, incentive stock options (“ISOs”), non-qualified stock options, stock appreciation rights (“SARs”) and performance units. All of the 7,000,000 shares may be issued or granted pursuant to the exercise of ISOs.

The Equity Incentive Plan will be administered by the members of the Company’s Compensation Committee who are “Disinterested Board Members,” as defined in the Equity Incentive Plan (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan’s purposes; and interpreting and otherwise construing the Equity Incentive Plan. The Equity Incentive Plan also permits the Board of Directors or the Committee to delegate to one or more officers of the Company the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our Common Stock is traded. Awards intended to be “performance-based” under Section 162(m) of the Internal Revenue Code may be granted by the Committee in order to be exempt from the $1,000,000 limit on deductible compensation for tax purposes.

The Committee may grant an award under the Equity Incentive Plan as an alternative to or replacement of an existing award under the Equity Incentive Plan or any other plan of the Company or its subsidiaries, or as the form of payment for grants or rights earned or due under any other plan or arrangement of Company or its subsidiaries, including the plan of any entity acquired by the Company or its subsidiaries.

The Equity Incentive Plan may be funded with authorized but unissued shares, currently held shares or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. In addition, the Company may aggregate any shares held in an equity plan of a company acquired by the Company or its subsidiaries with the Equity Incentive Plan, provided that the acquired plan was approved by the acquired company’s stockholders and that certain other conditions are satisfied under the NASDAQ rules.

Eligibility

Employees and directors of the Company and its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee. Awards may be granted in a combination of ISOs, non-qualified stock options, SARs, performance units, restricted stock or restricted stock units, as follows:

Stock Options. A stock option is the right to purchase shares of Common Stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of a share of our Common Stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means the final sales price of the Company’s Common Stock as reported on the date in question, or if the Company’s Common Stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Company’s Common Stock was traded, and without regard to after-hours trading activity. If the shares are not listed or traded on an exchange, the closing bid quotation with respect to shares on such date, as of the close of the market in New York City, without regard to after-hours trading activity. The Committee will determine the fair market value of the Common Stock, in accordance with Section 422 of the Internal Revenue Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. ISOs have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive ISOs. Outside directors may only receive non-qualified stock options under the Equity Incentive Plan. Shares of Common Stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by personal, certified or cashier’s check, (ii) by tendering Company stock owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise” through a third party, (iv) by net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price, or (iv) by any combination of the above. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Prohibition Against Re-pricing of Options. The Equity Incentive Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Stock Appreciation Rights. A stock appreciation right (“SAR”) means a grant which represents the right to receive in cash, shares of Company Common Stock or a combination of both (as reflected in the award agreement) an amount equal to or based upon the excess of: (i) the fair market value of a share of Company stock at the time of exercise, over (ii) the exercise price established by the Committee in the award agreement, which shall not be less than 100% of the fair market value of a share of Company Common Stock on the grant date. Further, the Committee may not grant a SAR with a term that is longer than 10 years.

Restricted Stock. A restricted stock award is a grant of Common Stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation. Restricted stock awards may be granted only in whole shares of Common Stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Prior to vesting of the restricted stock award, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to Common Stock subject to an award, however, unless otherwise determined by the Committee, any dividends declared on shares of restricted stock shall be distributed at the same time as dividends are distributed to other stockholders.

Restricted Stock Units. A restricted stock unit is an award that is denominated in shares of Common Stock on the date of grant and is similar to a restricted stock award, except no shares of stock are actually issued to the award recipient on the date of grant of the restricted stock unit. Restricted stock units will be evidenced by an award agreement that will state the restricted period, the number of units granted, and other provisions pertinent to the award, such as the vesting period or market or performance conditions that must be satisfied in order to vest in the award. A recipient of a restricted stock unit will not have any voting rights with respect to such unit nor will the recipient be entitled to dividends when paid on shares of Common Stock. Upon the vesting of a restricted stock unit, the restricted stock unit will be settled in shares of Company Common Stock.

Performance Unit Awards. A performance unit award will be denominated in a specified dollar amount and represents the right to receive the payment of a specified dollar amount (or a percentage of a specified dollar amount) upon the satisfaction of performance based conditions. Performance unit awards may be settled in cash, shares of Company Common Stock, or a combination thereof. Prior to delivery of shares of Common Stock in settlement of a performance unit award, the recipient of such award shall have no voting rights or rights to receive dividends, or any other rights with respect to shares of our Common Stock.

Limitation on Awards Under the Equity Incentive Plan

The maximum number of shares of stock that may be granted as stock options or SARs in any one calendar year to any of the Company’s Named Executive Officers, except for the Chief Financial Officer, shall be 800,000 shares. The maximum number of shares of stock that may be granted as restricted stock awards or restricted stock units in any one calendar year to any of the Company’s Named Executive Officers, except for the Chief Financial Officer, shall be 800,000 shares. The maximum dollar amount that may be granted as performance units in any one calendar year to any of the Company’s Named Executive Officers, except for the Chief Financial Officer, shall be $8,000,000.

To the extent any shares of stock covered by an award under the Equity Incentive Plan are not delivered to a participant or beneficiary for any reason, including because the award is forfeited or canceled or because a stock option or SAR is not exercised, then such shares shall not be deemed to have been granted for purposes of determining the maximum number of shares of stock available for grant under the Plan. To the extent (i) a stock option is exercised by using an actual or constructive exchange of shares to pay the exercise price, (ii) shares of stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, or (iii) stock options are exercised by a net settlement of such stock options, then the number of shares of stock available shall be reduced by the net number of stock options exercised rather than the gross number of shares of stock issued.

In the event of a corporate transaction involving the Company’s stock (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

Performance Features

General. A federal income tax deduction for the Company is generally unavailable for annual compensation in excess of $1,000,000 paid to its Chief Executive Officer and three other most highly compensated officers (other than its Chief Financial Officer) named in the summary compensation table. However, amounts that constitute “performance-based compensation” (under Section 162(m) of the Internal Revenue Code) are not counted toward the $1,000,000 limit. The Equity Incentive Plan is designed so that stock options and SARs will be considered performance-based compensation. The Committee may designate whether any performance unit awards, restricted stock awards or restricted stock units granted to any participant are intended to be performance-based compensation. Any performance unit award, restricted stock awards or restricted stock units designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share; basic cash earnings per share; diluted earnings per share; core earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; noninterest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; core return on average assets; cash return on average assets; core return on equity; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest margin; net interest rate spread; growth in assets, loans, or deposits; loan production volume; net charge-offs; nonperforming loans; classified loans; cash flow; capital preservation (core or risk-based); interest rate risk exposure-net portfolio value; interest rate risk-sensitivity; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; stock price (including, but not limited to, growth measures and total shareholder return); operating expense as a percentage of average assets; core deposits as a percentage of total deposits; net charge-off percentage; average percentage past due; classified assets to total assets; or any combination of the foregoing. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to Section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.

Vesting of Awards

The Committee may specify vesting requirements on any award. If the vesting of an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement. Unless the Committee specifies otherwise, time-vested awards will vest at the rate of 20% per year commencing one year after the date of grant;

subject to acceleration of vesting, in the event of death, disability, retirement or to the extent specified by the Committee, due to involuntary termination of employment of an employee or termination of service for a director following a change in control. The vesting date of performance-based awards is the date on which all the performance measures are attained and the performance period is concluded. Any unvested performance-based awards for which the performance measures are not satisfied will be forfeited without consideration. Except with respect to performance unit awards, restricted stock awards or restricted stock units subject to performance-based vesting conditions, the Committee has the authority and discretion under the Equity Incentive Plan to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to any award at any time after the grant of the award. Unless otherwise provided by the Committee, service as a director emeritus or advisory director will constitute service for purposes of vesting and, with respect to an employee who is also a director, continued service as a director following termination of employment will constitute service for purposes of vesting. The Committee has discretion to determine the effect of a termination of service on any outstanding awards.

Change in Control

Unless otherwise stated in an award agreement as determined by the Committee, upon the award recipient’s termination of employment or service with the Company following a change in control, all restricted stock awards and restricted stock units then held by a participant will become fully vested and all stock option awards shall become fully exercisable. For the purposes of the Equity Incentive Plan, a change in control generally occurs when: (a) the Company or First Niagara Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or First Niagara Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or First Niagara Bank immediately before the merger or consolidation; (b) there is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 50% or more of a class of the Company’s or First Niagara Bank’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s or First Niagara Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (c) during any period of two consecutive years, individuals who constitute the Company’s or First Niagara Bank’s Board of Directors at the beginning of the two year period cease for any reason to constitute at least a majority of the Company’s or First Niagara Bank’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period, except for a director was appointed as a result of a proxy contest; or the Company or First Niagara Bank sells to a third party all or substantially all of its assets.

Forfeiture

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any payment in settlement of an award earned or accrued during the twelve (12) month period following the first public issuance or filing with the Securities and Exchange Commission of the financial document embodying such financial reporting requirement. Forfeitures and clawbacks of awards or payments pursuant to awards shall also be required to the extent necessary to comply with any other applicable law or regulations, including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (i.e., in the event of a financial restatement that reduces the amount of a bonus or incentive compensation that would have been earned had the financial results been properly reported in accordance with rules and regulations issued under the Dodd-Frank Act). In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse the Company for all or any part of the amount of any payment in settlement of any award granted hereunder.

Transferability Restrictions

Except as otherwise provided by the Committee, ISOs are not transferable except pursuant to the laws of descent and distribution or to a grantor trust established by the participant if the participant is considered the sole beneficiary of the trust or between spouses incident to a domestic relations order. The Committee has discretion to permit the transfers of any stock options that are not ISOs, but only to immediate family members of the participant or trusts or partnerships established for the primary benefit of such family members or to charitable organizations, and only if such transfers are made without consideration. Transfers of SARs, performance units, restricted stock and restricted stock units are not permitted until the awards are vested.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, except as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Incentive Plan related to re-pricing, materially increase the original number of securities that may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the Equity Incentive Plan complies with current or future law and the Board of Directors may unilaterally amend the Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Effective Date and Duration of Plan

The Equity Incentive Plan will become effective when established and implemented by the Board of Directors and contingent upon the satisfaction of the applicable stockholder approval requirements at this Annual Meeting. The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Equity Incentive Plan on or after the 10 year anniversary of the date that the Board adopted the Equity Incentive Plan. At any time, the Board of Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three (3) months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an ISO over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the ISO exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the ISO or within one year after the exercise of such ISO, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of an SAR will not result in taxable income to the participant. Upon exercise of an SAR, the cash received or the fair market value of shares received will be taxable to the participant as ordinary income, and the Company will be entitled to a corresponding tax deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of the Common Stock and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Unit. A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant, but will recognize taxable income once the restricted stock unit is settled in shares of Company Common Stock, typically when the restricted stock unit vests upon satisfaction of the vesting conditions. At the time that the restricted stock unit is settled for shares of Common Stock, the recipient will recognize ordinary income in an amount equal to the then fair market value of the Common Stock received and the Company will be entitled to a corresponding deduction for tax purposes. If the settlement of the restricted stock unit by delivery of Common Stock of the Company is delayed for more than two and one-half (2  1/2) months beyond the vesting date of the restricted stock unit, the restricted stock unit may be deemed to be nonqualified deferred compensation and would be taxable in accordance with the rules of Section 409A of the Internal Revenue Code. Gains or losses realized by a participant upon disposition of Common Stock received in settlement of a restricted stock unit will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the Common Stock at the time received.

Performance Unit Awards. Performance unit awards are earned when the award recipient satisfies pre-established performance goals; however the distribution of the value of the award may occur at that time or at some later date specified in the award agreement. Performance unit awards are similar to restricted stock unit awards in that income is recognized when the performance award is both (i) vested and (ii) distributed to the award recipient. An election under Section 83(b) of the Code may not be made with respect to performance unit awards. The Company will be entitled to a corresponding tax deduction at the time the recipient recognizes taxable income on a performance unit award.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

Change in Control. In the event of a change in control, outstanding unvested awards under the Equity Incentive Plan may be considered parachute payments that would cause an “excess parachute payment” under the Internal Revenue Code. An excess parachute payment may subject the participant to a 20% excise tax and preclude deduction by the Company.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1,000,000 per year for its Chief Executive Officer and the three other most highly compensated executives (excluding the Chief Financial Officer) named in the summary compensation table (“covered employees”). Restricted stock awards and restricted stock units, other than performance-based restricted stock awards and restricted stock units, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1,000,000. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1,000,000 deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1,000,000 deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1,000,000 deduction limit. The Equity Incentive Plan is designed so that stock options, SARs and performance-based restricted stock awards and performance-based restricted stock units that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1,000,000 deduction limit. The Company expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Codification Standards Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options, SARs, performance unit awards, restricted stock awards and restricted stock units.

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the annual meeting, assuming a quorum.

THE BOARD OF RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FIRST NIAGARA FINANCIAL GROUP, INC. EQUITY INCENTIVE PLAN

PROPOSAL IV — APPROVAL OF THE FIRST NIAGARA FINANCIAL GROUP, INC. EXECUTIVE ANNUAL INCENTIVE PLAN

The Board of Directors has approved for submission to stockholders for approval the First Niagara Financial Group, Inc. Executive Annual Incentive Plan (the “Annual Incentive Plan”). The Annual Incentive Plan is designed to provide key employees of First Niagara Financial Group, Inc. (the “Company”) and its subsidiaries, including First Niagara Bank, N.A. (“First Niagara Bank”) with additional incentives to promote the growth and performance of the Company. The Annual Incentive Plan is subject to stockholder approval. It will become effective upon its adoption by the Board of Directors and is contingent upon satisfaction of applicable stockholder approval requirements. Most of the companies that we compete with for management level employees are public companies that offer annual performance-based cash bonus compensation as part of their overall compensation programs. The Annual Incentive Plan will give us the flexibility we need to continue to attract and retain highly qualified individuals by offering a competitive compensation program that is linked to the Company’s performance.

The following is a summary of the material features of the Annual Incentive Plan, which is qualified in its entirety by reference to the provisions of the Annual Incentive Plan, attached hereto as Appendix B.

General

The Annual Incentive Plan will be administered by the members of the Company’s Compensation Committee (the “Committee”) who are “outside directors,” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee has full and exclusive power within the limitations set forth in the Annual Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Annual Incentive Plan’s purposes; and interpreting and otherwise construing the Annual Incentive Plan. The Annual Incentive Plan also permits the Committee to delegate to one or more officers of the Company the power to: (i) designate employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that such delegation is not prohibited by applicable law or the rules of the stock exchange on which our Common Stock is traded. Awards intended to be “performance-based” under Code Section 162(m) may be granted by the Committee in order to be exempt from the $1,000,000 limit on deductible compensation for tax purposes.

Eligibility

The Chief Executive Officer of the Company, senior executive officers who directly report to the Chief Executive Officer and other senior executive officers who may be selected from time to time by the Committee are eligible to receive awards under the Annual Incentive Plan.

Types of Awards

The Committee may determine the terms and conditions of awards under the Annual Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Generally, awards shall be paid in cash lump sums no later than March 15th of the calendar year following the calendar year in which the awards are earned, unless receipt of the amounts are deferred in accordance with Code Section 409A and the terms of the Plan. At present, this eligible group consists of approximately seven persons.

Limitation on Awards Under the Annual Incentive Plan

Annual bonuses may not exceed 2% of the Company’s net operating income for the Chief Executive Officer and 1% of the Company’s net operating income for each of the other participants in the Plan. “Net Operating Income” means the Company’s income from ongoing operations on a consolidated basis, as reported in the Company’s income statement for the applicable performance period, prior to accrual of any amounts for payment under this Plan for the performance period. Net

Operating Income shall, unless otherwise determined by the Committee, be adjusted to eliminate the after-tax effects of charges for merger, acquisitions and divestiture activities, restructurings, discontinued operations, extraordinary items, other unusual or non-recurring items, and the cumulative effect of tax or accounting changes, in each case as reported in the Company’s earnings release.

Vesting of Awards

Generally, awards are fully vested if the performance goals are achieved.

Change in Control

Unless otherwise stated in an award agreement as determined by the Committee, upon the occurrence of a change in control of the Company, (i) all then-outstanding awards with performance goals yet to be achieved shall be considered to be earned at target values or at such value otherwise determined by the Committee and payable at the time set forth in the award agreement and (ii) upon a participant’s involuntary termination for a reason other than cause during the one-year period following a change in control, any service requirement applicable to the then-outstanding Awards shall be considered satisfied. For the purposes of the Annual Incentive Plan, a change in control generally occurs when: (a) the Company or First Niagara Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or First Niagara Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or First Niagara Bank immediately before the merger or consolidation; (b) there is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 50% or more of a class of the Company’s or First Niagara Bank’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s or First Niagara Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (c) during any period of two consecutive years, individuals who constitute the Company’s or First Niagara Bank’s Board of Directors at the beginning of the two year period cease for any reason to constitute at least a majority of the Company’s or First Niagara Bank’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period, except of a director was appointed as a result of a proxy contest; or the Company or First Niagara Bank sells to a third party all or substantially all of its assets.

Forfeiture

If the Company is required to prepare an accounting restatement due to errors, omissions or fraud, the Committee may require any participant who is subject to forfeiture of their awards under Section 304 of the Sarbanes-Oxley Act of 2002 or Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 shall reimburse the Company for the amount of any payment in settlement of an award earned or accrued during the twelve (12) month period following the first public issuance or filing with the Securities and Exchange Commission of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement for any reason, the Committee, in its sole and exclusive discretion, may require that any participant reimburse the Company for all or any part of the amount of any payment in settlement of any award granted hereunder.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Annual Incentive Plan or any award granted under the Annual Incentive Plan, provided that, except as provided in the Annual Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not materially increase the maximum amount to be granted to any one employee under the Annual Incentive Plan without approval of stockholders. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Annual Incentive Plan at any time, retroactively or otherwise, to ensure that the Annual Incentive Plan complies with current or future law and the Board of Directors may unilaterally amend the Annual Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Code Section 409A and its applicable regulations and guidance.

Effective Date and Duration of Plan

The Annual Incentive Plan will become effective upon stockholder approval. The Annual Incentive Plan will remain in effect as long as any awards under it are outstanding. At any time, the Board of Directors may terminate the Annual Incentive Plan. However, any termination of the Annual Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Annual Incentive Plan.

The grant of an award will not result in taxable income to the participant, because the grant is subject to a substantial risk of forfeiture (i.e., the requirement to satisfy the performance targets set forth in the award agreement). The participant will realize ordinary income at the time of payment of the awards (i.e., following satisfaction of the performance targets) in an amount equal to the dollar amount of the cash bonus that was determined by the Committee. The Company will be entitled to a corresponding deduction for tax purposes. The Company shall withhold amounts from participants to satisfy tax withholding tax requirements.

Code Section 162(m) generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1,000,000 per year for its Chief Executive Officer and the three other most highly compensated executives (excluding the Chief Financial Officer) employed at the end of the year who are named in the summary compensation table (“covered employees”). “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Awards under the Annual Incentive Plan may be considered “qualified performance-based compensation.” If an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1,000,000 deduction limit on compensation. In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s termination of employment (or in the case of the Chief Executive Officer, the payment is not made until after the end of the year in which his employment terminates), the $1,000,000 deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1,000,000 deduction limit. The Company expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Annual Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Annual Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Codification Standards Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of the awards made under the Annual Incentive Plan.

New Plan Benefits

Subject to stockholder approval of the Annual Incentive Plan, the Committee granted the following executives the opportunity to earn the amounts set forth below under the plan for the 2012 fiscal year, as described in the Compensation Discussion and Analysis section of this proxy statement. The target amounts of those 2012 bonuses (i.e., the amount payable upon the achievement of target levels of performance) are summarized in the table below. The actual amount potentially payable for 2012 ranges from 0% to 200% of base salary for Mr. Koelmel, from 0% to 160% of base salary for Mr. Crosby, and 0% to 140% of base salary for Messrs. Norwood, Cantara, and Sommer.

September 30,
Name and Position	Target 2012 Bonus
John R. Koelmel, President and CEO	$955,000
Gregory W. Norwood, Chief Financial Officer	358,750
Daniel E. Cantara III, Executive Vice President	358,750
Gary M. Crosby, Executive Vice President	471,500
Oliver H. Sommer, Executive Vice President	358,750
Executive group	2,502,750
Non-Executive Director Group	—
Non-Executive Officer Employee Group	560,088

Because the Committee has discretion in establishing the terms of awards under the Annual Incentive Plan, it is not possible to specify precisely the benefits executive officers will be eligible to earn under the Annual Incentive Plan in the future.

Required Vote

In order to approve the Annual Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the annual meeting, assuming a quorum.

THE BOARD OF RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FIRST NIAGARA FINANCIAL GROUP, INC. ANNUAL INCENTIVE PLAN

PROPOSAL IV – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Independent Registered Public Accounting Firm for the year ended December 31, 2011 was KPMG LLP (“KPMG”). The Audit Committee has approved the engagement of KPMG to be our Independent Registered Public Accounting Firm for the year ending December 31, 2012, subject to the ratification of the engagement by our stockholders at the Annual Meeting. Representatives of KPMG are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG is not required by our bylaws or otherwise. However, the Board is submitting the selection of the Independent Registered Public Accounting Firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of KPMG, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different Independent Registered Public Accounting Firm at any time during the year if it determines that such change is in the best interests of our stockholders.

Fees Paid to KPMG

The aggregate fees billed by KPMG for professional services rendered during 2011 and 2010 are as follows:

Audit Fees

The aggregate fees billed to us by KPMG for professional services rendered for the audits of our annual consolidated financial statements and the effectiveness of internal controls over financial reporting, review of the consolidated financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by KPMG in connection with statutory and regulatory filings and engagements were $1,536,600 and $1,187,680 during 2011 and 2010, respectively.

Audit Related Fees

The aggregate fees billed to us by KPMG for assurance and related services rendered that are reasonably related to the performance of the audit of and review of the consolidated financial statements, and that are not already reported in “Audit Fees” above, were $395,000 and $478,300 during 2011 and 2010, respectively. These services in 2011 were related to providing comfort letters, consents, and agreed upon procedures related to our merger with NewAlliance, our Form S-8 filing, and our December stock issuance. All audit related fees billed by KPMG during 2011 were pre-approved by the Audit Committee.

Tax Fees

The aggregate fees billed to us by KPMG for professional services rendered for tax compliance were $89,480 and $40,800 during 2011 and 2010, respectively. The aggregate fees billed by KPMG for tax advice and tax planning were $29,645 and $238,095 during 2011 and 2010, respectively. These services primarily included the review of tax returns and quarterly tax provisions, audit support, and Connecticut state tax planning, which is where the NewAlliance branches are located. All tax fees billed by KPMG during 2011 were pre-approved by the Audit Committee.

All Other Fees

The aggregate fees billed to us by KPMG for all other fees totaled $89,000 and $345,764 during 2011 and 2010, respectively. The 2011 fees were related to transaction cost analyses performed in connection with the merger with NewAlliance and assistance with the response to our SEC comment letter. The 2010 fees were primarily related to services performed to determine our compliance with Office of the Comptroller of the Currency regulations and to assist with our response to a comment letter we received from the SEC.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Independent Registered Public Accounting Firm. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is provided for up to one year and any pre-approval is detailed as to particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when necessary, with subsequent reporting to the Audit Committee. The Independent Registered Public Accounting Firm

and management are required to report to the Audit Committee quarterly regarding the extent of services provided by the Independent Registered Public Accounting Firm in accordance with this pre-approval policy, and the fees for the services performed to date.

Required Vote and Recommendation of the Board

In order to ratify the appointment of KPMG as Independent Registered Public Accounting Firm for 2012 the proposal must receive a “FOR” vote by at least a majority of the votes cast at the Annual Meeting, either in person or by proxy.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF KPMG AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our Executive Office, 726 Exchange Street, Suite 618, Buffalo, New York 14210, Attention: Corporate Secretary, no later than November 15, 2012. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Advance Notice of Business to be Conducted at an Annual Meeting

The Company’s bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than 90 and not more than 120 days prior to the first anniversary date of the Company’s annual meeting for the preceding year; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered by the later of (i) 90 days prior to such changed annual meeting date and (ii) the tenth day following the date on which public announcement or disclosure of the date of such annual meeting is first made. The notice must include the stockholder’s name, record address, number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

The Audit Committee Report and the Report of the Compensation Committee included in this proxy statement shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference. The Audit Committee Report shall not otherwise be deemed filed under such Acts.

MISCELLANEOUS

We will incur the costs of soliciting proxies. Upon request, we will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers, and other of our employees may solicit proxies personally or by telephone without additional compensation. We have retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Annual Meeting, for a fee of $7,500, plus out-of-pocket expenses.

An additional copy of our Annual Report on Form 10-K for the year ended December 31, 2011, will be furnished without charge upon written or telephonic request to Jason Benten, Investor Relations Analyst, Larkin Building, 726 Exchange Street, Suite 618, Buffalo, NY 14210 or call (716) 270-8636.

/s/ John Mineo
Buffalo, New York	John Mineo
March 15, 2012	Corporate Secretary

Appendix A

FIRST NIAGARA FINANCIAL GROUP, INC.

2012 EQUITY INCENTIVE PLAN

ARTICLE 1–GENERAL

1.1 Purpose, Effective Date and Term. The purpose of the First Niagara Financial Group, Inc. 2012 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of First Niagara Financial Group, Inc., (the “Company”), and its Subsidiaries, including First Niagara Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan is the date adopted by the Board of Directors, contingent on the approval of the Plan by the Company’s stockholders which is expected to be obtained on April 25, 2012. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

1.2 Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

1.3 Participation. Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2–AWARDS

2.1 General. Any Award under the Plan may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant. Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.10, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The conditions for grant or vesting and the other provisions of any Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an ISO that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Board’s adoption of the Plan; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO, to the fullest extent permitted by the Code. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Stock Appreciation Rights. A stock appreciation right (a “SAR”) means a grant which represents the right to receive in cash, shares of Stock or a combination of both (as shall be reflected in the Award Agreement) an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise, over (ii) the Exercise Price established by the Committee in the Award Agreement.

(c) Restricted Stock. Restricted Stock means a grant of shares of Stock under Section 2.4 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(d) Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.5 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Compensation Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash.

(e) Performance Unit Awards. A Performance Unit Award means a grant under Section 2.6 which is denominated in a specified dollar amount and represents the right to receive payment of a specified dollar amount (or a percentage of the specified dollar amount) upon satisfaction of performance-based conditions. A Performance Unit Award may be settled in cash, shares of Stock, or a combination of cash and shares of Stock.

2.2 Stock Options

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option using a portion of shares obtained on exercise in payment of the Exercise Price of the Stock Option; (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

2.3 Stock Appreciation Rights

(a) Grant of SARs. Each SAR shall be evidenced by an Award Agreement that shall: (i) specify the number of SARs covered by the Award; (ii) specify the date of grant of the SARs; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. In no event, however, shall a SAR expire later than ten (10) years after the date of its grant. The “Exercise Price” of each SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b) Terms and Conditions. SARs shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. Unless the Committee provides otherwise, all SARs shall be settled solely in the publicly traded stock of the Company and there shall be no opportunity to defer the income received on the exercise of the SAR. SARs may be settled by a net settlement using a portion of shares obtained on exercise in payment of the taxes owed on the exercise of the SARs.

2.4 Restricted Stock.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards (other than those subject to performance-based vesting conditions under Section 2.6 hereof) shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement between First Niagara Financial Group, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the First Niagara Financial Group, Inc. 2012 Equity Incentive Plan, copies of which are on file at the executive offices of First Niagara Financial Group, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Performance-based Restricted Stock Awards may or may not be issued and outstanding, in the discretion of the Committee. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(1) Each Restricted Stock Award shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of shares of Restricted Stock granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Award, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.6(a) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Awards.

(2) The Committee may, in connection with the grant of Restricted Stock Awards, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.6(a) hereof. Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. An Award of Restricted Stock shall be settled as and when the Restricted Stock vests or, in the case of Restricted Stock subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(3) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of an Award of Restricted Stock, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock vests. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. Notwithstanding the foregoing, no dividends shall be paid with respect to any Restricted Stock Awards subject to a performance-based vesting condition unless and until the Participant vests in such Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.6, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date.

(4) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights shall attach to the shares of Restricted Stock and shall be exercised by the Participant in his or her discretion.

(5) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

2.5 Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(1) A Restricted Stock Unit Award shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.6(a) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(2) The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.6(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(3) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit Award for which such Participant’s continued Service is required (the “Restriction Period”) and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(4) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. Dividends equivalent units shall be paid on Restricted Stock Units, provided that dividend equivalent units on Restricted Stock Unit Awards that vest based on the achievement of performance measures shall not be paid until and to the extent that the Award is earned.

2.6 Performance Unit Awards.

(a) Grant of Performance Unit Awards. Each Performance Unit Award shall be evidenced by an Award Agreement which shall: (i) specify the initial dollar value represented by the Performance Unit Award; (ii) specify the date of grant of the Performance Unit Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. Performance Unit Awards shall be subject to the following terms and conditions:

(1) Subject to the limitations of the Plan, the Committee may, in its discretion, grant Performance Unit Awards to Participants, which shall be denominated in a specified dollar amount and shall represent the right to receive payment of the specified dollar amount or a percentage (which may be more than 100%) of the specified dollar amount depending on the level of the applicable performance measure attained; provided, however, that the Committee may at the time a Performance Unit Award is granted specify a maximum amount payable in respect of such Award.

(2) At the time it grants a Performance Unit Award, the Committee shall establish one or more performance measures from those set forth in Section 2.7 hereof, to which the Performance Unit Award is subject during a specified performance period, the attainment of which shall be a condition of the recipient’s right to receive payment under such Performance Unit Award. The conditions for granting or vesting and the other provisions of Performance Unit Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. If any one or more of the performance measures to which a Performance Unit Award is subject is not attained during the performance period, such Performance Unit Award shall be forfeited without consideration.

(3) The performance levels to be achieved for each performance period and the amount of the Award to be distributed shall be conclusively determined by the Committee prior to any distribution. Performance Unit Awards shall be paid in a lump sum following the close of the performance period to which they relate. The grant of any Award and the establishment of performance measures for Awards to Covered Employees that are intended to be performance based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(4) If the performance measures for a Performance Unit Award have been attained, payment in respect of such Performance Unit Award shall be made following the close of the performance period to which such Award relates; provided, that the Committee has first certified that the applicable performance measures have been satisfied. Such payment may be paid in cash, shares of Stock, or any combination thereof, in the sole discretion of the Committee at the time of payment. To the extent payment is to be made in shares of Stock, the Committee shall cause a stock certificate or evidence of book entry shares, together with all dividends and other distributions with respect thereto that have been accumulated, to be delivered, free of any restrictive legend other than as may be required by applicable law, to the recipient of the Performance Unit Award. Prior to such delivery, the recipient of a Performance Unit Award shall have no right to vote or to receive dividends, nor have any other rights with respect to the shares of Stock.

2.7 Performance-Based Compensation. The vesting of any Performance Unit Awards, Restricted Stock Award or Restricted Stock Unit Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. At the discretion of the Committee, the vesting of any Stock Options or SARs also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options or SARs. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a) Performance Measures. Such performance measures may be based on any one or more of the following:

(1) basic earnings per share;

(2) basic cash earnings per share;

(3) diluted earnings per share;

(4) core earnings per share;

(5) diluted cash earnings per share;

(6) net income or net income before taxes;

(7) cash earnings;

(8) net interest income;

(9) non-interest income;

(10) general and administrative expense to average assets ratio;

(11) cash general and administrative expense to average assets ratio;

(12) efficiency ratio;

(13) cash efficiency ratio;

(14) return on average assets;

(15) core return on average assets;

(16) cash return on average assets;

(17) core return on equity;

(18) return on average stockholders' equity;

(19) cash return on average stockholders' equity;

(20) return on average tangible stockholders' equity;

(21) cash return on average tangible stockholders' equity;

(22) core earnings;

(23) operating income;

(24) operating efficiency ratio;

(25) net interest margin;

(26) net interest rate margin or net interest rate spread;

(27) growth in assets, loans, or deposits;

(28) loan production volume;

(29) net charge offs;

(30) non-performing loans;

(31) classified loans;

(32) cash flow;

(33) capital preservation (core or risk-based);

(34) interest rate risk exposure net portfolio value;

(35) interest rate risk sensitivity;

(36) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(37) stock price (including, but not limited to, growth measures and total shareholder return);

(38) operating expenses as a percentage of average assets;

(39) core deposits as a percentage of total deposits;

(40) net charge off percentage;

(41) average percentage past due;

(42) classified assets to total assets; or

(43) any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s Annual Report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b) Adjustments. Pursuant to this Section 2.6, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c) Treatment on Retirement. Notwithstanding anything herein to the contrary, and except as provided in the next sentence, no Performance Unit Award, Restricted Stock Award or Restricted Stock Unit Award that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability). Notwithstanding the preceding sentence, and only for Covered Employees who are subject to Section 162(m), in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.7, in the event of Retirement of such Participant during the performance period, the Award Agreement may provide that the vesting shall occur at the end of the performance period, and will be pro-rated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment. Any performance-vested Awards which are not intended to qualify as performance-based compensation under Section 162(m) (either because the Participant is not a Covered Employee or otherwise) shall automatically vest upon Retirement, death or Disability (unless the Committee provides otherwise), but shall not automatically vest upon any other Termination of Service (unless the Committee provides otherwise).

2.8 Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, time-vested Awards under the Plan shall be granted with a vesting rate of twenty percent (20%) per year, with the first installment vesting one year after the date of grant. All time-vested Awards shall automatically vest upon Retirement, death or Disability (unless the Committee provides otherwise), but shall not automatically vest upon any other Termination of Service (unless the Committee provides otherwise). Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting. Unless otherwise provided by the Committee, with respect to an Employee who is also a Director, continued Service as a Director following termination of employment shall constitute Service for purposes of vesting.

2.9 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

2.10 Prohibition Against Option Re-pricing. Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

2.11. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, Retirement, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination, and any SARs, Performance Unit Award, Restricted Stock Award and Restricted Stock Unit Award that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all SARs, Performance Unit Awards, Restricted Stock Awards and Restricted Stock Unit Awards granted to a Participant that has not vested shall expire and be forfeited.

(c) Except in the case of Awards subject to performance-based vesting conditions under Section 2.7 hereof and except as otherwise provided by the Committee, upon Termination of Service for reason of Disability or death, or Retirement all remaining unvested Stock Options shall become fully vested and exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all remaining unvested SARs, Restricted Stock Awards and Restricted Stock Unit Awards (if any) shall become vested as to all shares subject to an outstanding Award at the date of Termination of Service. Vested Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Termination of Service due to Retirement or one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.

(c)

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option, provided, however, the term of nonqualified Stock Options (but not ISOs) shall be automatically extended if the term would expire when trading in the Company’s stock is prohibited by law or the Company’s insider trading policy to the thirtieth (30th) day after expiration of the prohibition.

(e) Notwithstanding the provisions of this Section2.11, the effect of a Change in Control on the vesting/exercisability of Stock Options, SARs, Performance Units, Restricted Stock and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3–SHARES SUBJECT TO PLAN

3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be granted to Participants and their beneficiaries under the Plan shall be equal to 7,000,000 (seven million) shares of Stock, of which total, 7,000,000 (seven million) shares of Stock are eligible to be granted pursuant to the exercise of ISOs. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.3.

In addition, the available shares under a stockholder-approved plan of any business acquired by the Company or its Subsidiaries (as appropriately adjusted to reflect the acquisition transaction), may be used for Awards under the Plan, subject to Nasdaq rules, including, but not limited to, Nasdaq Rule 5635(c), for post-transaction grants by the Company without further stockholder approval, provided that (i) the time during which those shares are available for grant is not extended beyond the period when the shares would have been available under the pre-existing plan, absent the merger or acquisition, and (ii) such Awards are not granted to individuals who were employed by the Company or its Subsidiaries at the time the merger or acquisition was consummated.

(b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of Stock Options, SARs, Restricted Stock or Restricted Stock Units, the number of shares of Stock available for the granting of additional Stock Options, SARs, Restricted Stock and Restricted Stock Units shall be reduced by the number of shares of Stock in respect of which the Stock Options, SARs, Restricted Stock or Restricted Stock Units is granted or denominated. To the extent any shares of Stock covered by an Award (including Restricted Stock and Restricted Stock Units) under the Plan are not granted to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option or SAR is not exercised, then such shares shall not be deemed to have been granted and shall be returned to the share reserve pool for purposes of determining the maximum number of shares of Stock available for grant under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (3) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the net number of Stock Options exercised rather than by the gross number of shares of Stock issued (i.e., the withheld shares are added back to the share reserve pool under the Plan). The preceding provisions of this paragraph shall apply with respect to awards that were made after December 31, 2011 under the Company’s 2002 Long-Term Incentive Stock Benefit Plan, such that those grants shall be subject to the share pool computation rules described in this paragraph. In addition, any shares that are issued by the Company and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or its Subsidiaries of, or in substitution for, outstanding awards previously granted by an acquired company shall not be counted against the shares available for issuance under the Plan.

(c) Grants to Covered Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options or SARs granted to any one Participant pursuant to this Section 3.2 during any calendar year shall not exceed 800,000 (eight hundred thousand) shares. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one Participant pursuant to this Section 3.2 during any calendar year shall not exceed 800,000 (eight hundred thousand) shares . The maximum dollar value that may be granted as Performance Awards to any one Participant under this Section 3.2 during any calendar year shall not exceed eight million dollars ($8,000,000). The aggregate number of shares that may be granted to any one Participant shall be subject to adjustment as provided in Section 3.3. The limits set forth in this Section shall only apply to the extent that the Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m).

3.3 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, SARs, Restricted Stock and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, SARs, Restricted Stock and Restricted Stock Units, and (iii) the Exercise Price of Stock Options and SARs. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, SARs, Restricted Stock and Restricted Stock Units (including, without limitation, cancellation of Stock Options, SARs, Restricted Stock and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, SARs, Restricted Stock or Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

3.4 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4–CHANGE IN CONTROL

4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a) At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director), provided however that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following Involuntary Termination of Employment following a Change in Control and provided further that the Stock Option cannot be exercised after the last day of the term of the Stock Option.

(b) At the time of an Involuntary Termination of Employment (or as to a Director, Termination of Service as a Director), following a Change in Control, all SARs, Restricted Stock Awards and Restricted Stock Unit Awards then held by the Participant shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c) In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) Merger: Except for Excluded Transactions, the Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b) Acquisition of Significant Share Ownership: There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 50% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

(c) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), Incumbent Directors shall be deemed to have also been a director at the beginning of such period, excluding any director approved in connection with an actual or threatened proxy contest or any other actual or threatened solicitation of proxies; or

(d) Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding Common Stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5–COMMITTEE

5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

5.2 Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and, except with respect to Awards issued with performance-based vesting conditions under Section 2.7 hereof, to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or extend the time for exercise of the Award.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; and/or (c) delegating any of its authority to one or more of the Company’s executive officers, provided that any such delegation shall not permit the executive officers to make, cancel or suspend Awards to executive officers or directors. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6–AMENDMENT AND TERMINATION

6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.9, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the re-pricing of a Stock Option (which re-pricing is prohibited under Section 2.10 above), or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.9 to any Award granted under the Plan without further consideration or action.

ARTICLE 7–GENERAL TERMS

7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

7.2 Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of SARs, Performance Unit Awards, Restricted Stock Awards and Restricted Stock Units shall not be transferable prior to the time that such Awards vest in the Participant.

7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of SARs, Restricted Stock, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant. Acceptance of the Award Agreement by the Participant is presumed to be effective, regardless of whether the Participant signs the Award Agreement or otherwise confirms or acknowledges acceptance of the Award Agreement in whatever manner the Committee may establish from time to time (including electronic methods of signature, receipt or confirmation of delivery).

7.6 Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election under Code Section 83(b) required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

7.8 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to SARs, Restricted Stock or Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 (formerly, FAS 123R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

7.10 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

7.13 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located within thirty (30) miles of the Company’s principal office, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

7.17 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder. Forfeitures and clawbacks of Awards or payments pursuant to Awards shall also be required to the extent necessary to comply with any other applicable law or regulations, including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (i.e., in the event of a financial restatement that reduces the amount of a bonus or incentive compensation that would have been earned had the financial results been properly reported in accordance with rules and regulations issued under the Dodd-Frank Act).

ARTICLE 8–DEFINED TERMS

In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

8.1 “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

8.2 “Award” means any Stock Option, SAR, Performance Unit Award, Restricted Stock or Restricted Stock Units or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

8.3 “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

8.4 “Board” means the Board of Directors of the Company.

8.5 If the Participant is subject to a written employment agreement, change in control agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement, unless otherwise specified in an Award Agreement. In the absence of such a definition, “Cause” means (i) the conviction of, or plea of guilty or no contest of the Participant to a felony or any lesser criminal offense involving moral turpitude or immoral conduct (as determined by the Committee) other than for actions related to operation of motor vehicles which does not involve operation of a motor vehicle while intoxicated or impaired; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Committee, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act or omission involving dishonesty, fraud, or other malfeasance or misfeasance in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) breach by the Participant of the Company’s Code of Conduct, any restrictive covenant, non-competition, confidentiality or non-solicitation, or other similar agreement which is applicable to the Participant. (vi) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

8.6 “Change in Control” has the meaning ascribed to it in Section 4.2.

8.7 “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

8.8 “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

8.9 “Committee” means the Committee acting under Article 5.

8.10 “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

8.11 “Director” means a member of the Board of Directors of the Company or a Subsidiary.

8.12 If the Participant is subject to a written employment agreement, change in control agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan (unless the Award Agreement specifies otherwise), the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

8.13 “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act, the definitions set forth in Item 404 of SEC Regulation S-K, and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

8.14 “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

8.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

8.16 “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

8.17 “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

8.18 “Fair Market Value” means, with respect to a share of Stock on a specified date:

(a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(b) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(c) if (a) and (b) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

8.19 A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events, unless specified otherwise in an Award Agreement:

(a) a material diminution in Participant’s base compensation;

(b) a material diminution in Participant’s authority duties or responsibilities;

(c) a requirement that Participant must report to a corporate officer or employee instead of reporting directly to the Board;

(d) a material diminution in the budget over which Participant retains authority;

(e) a change in the geographic location at which Participant must perform his duties that is more than fifty (50) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(f) any other action or inaction that constitutes a material breach by the Bank of this Agreement.

8.20 “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

8.21 “Incumbent Directors” means:

(a) the individuals who, on the date hereof, constitute the Board; and

(b) any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments.

8.22 “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than termination for Cause, or termination of employment by a Participant Employee for Good Reason.

8.23 “ISO” has the meaning ascribed to it in Section 2.1(a).

8.24 “Non-Qualified Option” means the right to purchase shares of Stock that is either (a) granted to a Participant who is not an Employee, or (b) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

8.25 “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

8.26 “Performance Unit Award” has the meaning ascribed to it in Section 2.6.

8.27 “Restricted Stock” has the meaning ascribed to it in Section 2.4.

8.28 “Restricted Stock Unit Award” and “Restricted Stock Unit” has the meaning ascribed to them in Section 2.5.

8.29 “Restricted Period” has the meaning ascribed to it in Section 2.5(b)(iii).

8.30 “Retirement” for an employee means, unless otherwise specified in an Award Agreement, the Participant’s age on the earlier of (i)the date the Participant has attained age 60 and has completed six (6) Vesting Years or (ii) the Participant has attained age 55 and has completed 20 Vesting Years; or (iii) the date the Participant has attained age 65 or in accordance with any written agreement entered into with the Participant. A “Vesting Year” means a twelve-month period of employment with the Company or a Subsidiary or affiliate, where the Participant completed at least 1,000 hours of service in such twelve-month period (including prior service credit with entities acquired by the Company or a Subsidiary or affiliate, but only to the extent such prior service credit is or was provided for under any merger or purchase agreement which, before January 1, 2012, was determined based on whether prior service credit was given under the merger or purchase agreement for purposes of the Company’s Employee Stock Ownership Plan). “Retirement” for a non-employee director means, unless otherwise specified in an Award Agreement, a cessation of service on the Board of Directors for any reason other than removal for Cause, after either (i) reaching 60 years of age and completion of at least 10 years of continuous Service; or (ii) after attaining age 70 provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

8.31 “SAR” means a stock appreciation right described in Section 2.3.

8.32 “SEC” means the United States Securities and Exchange Commission.

8.33 “Securities Act” means the Securities Act of 1933, as amended from time to time.

8.34 “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

8.35 “Stock” means the Common Stock of the Company, $0.01 par value per share.

8.36 “Stock Option” means an ISO or a Non-Qualified Option.

8.37 “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

8.38 “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(a) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(b) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(c) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(d) A non-employee service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the non-employee service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a non-employee service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(e) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section

2.9 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Company and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(f) With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

8.39 “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

8.40 “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

ARTICLE 9–CONSTRUCTION

In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

9.1 Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion.

9.2 References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time.

9.3 In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding.”

9.4 References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality.

9.5 Indications of time of day mean Eastern Time.

9.6 “Including” means “including, but not limited to.”

9.7 All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified.

9.8 All words used in this Plan will be construed to be of such gender or number as the circumstances and context require.

9.9 The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions.

9.10 Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof.

9.11 All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

Appendix B

First Niagara Financial Group, Inc.

Executive Annual Incentive Plan

Article 1. Establishment, Purpose, and Duration

1.1 Establishment. First Niagara Financial Group, Inc. (the “Company”) hereby establishes the First Niagara Financial Group, Inc. Executive Annual Incentive Plan (the “Plan”), which is an annual cash incentive plan for the Chief Executive Officer of the Company and senior executives who directly report to the Chief Executive Officer and any senior executive officers who may be selected from time to time to participate in the Plan by the Committee. The Plan shall become effective upon adoption by the Board of Directors (the “Effective Date”) contingent upon approval by the Company’s stockholders which is expected to be obtained on April 25, 2012 and shall remain in effect as provided in Section 1.3.

1.2 Objectives of This Plan. The objectives of this Plan are to optimize the profitability and growth of the Company, and its Affiliates, including First Niagara Bank (the “Bank”) through incentives consistent with the Company’s goals in order to link and align the personal interests of Participants with an incentive for individual and overall Company performance. This Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

1.3 Duration of This Plan. This Plan shall commence on the Effective Date, as described in Section 1.1, and shall remain in effect until terminated, modified, or amended in accordance with Section 11.1 of the Plan.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 “Affiliate” means any entity (a) which, directly or indirectly, is controlled by, controls, or is under common control with the Company, or (b) in which the Company has a significant entity interest, in either case as determined by the Committee, and which is designated by the Committee as such for purposes of the Plan.

2.2 “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 5.3.

2.3 “Award” means, individually or collectively, a grant to a Participant under an Award Agreement of any Cash-Based Award, subject to the terms of this Plan.

2.4 “Award Agreement” means either: (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other non-paper Award Agreements, and the use of electronic, Internet, or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.5 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6 “Cash-Based Award” means a contractual right granted to an Employee under Article 5 entitling such Participant to receive a cash payment or payments, at such times, and subject to such conditions, as are set forth in this Plan and the applicable Award Agreement.

2.7 “Cause” means, if the Participant is subject to a written employment agreement, change in control agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement, unless otherwise specified in an Award Agreement. In the absence of such a definition, “Cause” means (i) the conviction of, or plea of guilty or no contest of the Participant to a felony or any lesser criminal offense involving moral turpitude or immoral conduct (as determined by the Committee) other than for actions related to operation of motor vehicles which does not involve operation of a motor vehicle while intoxicated or impaired; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Committee, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act or omission involving dishonesty, fraud, or other malfeasance or misfeasance in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) breach by the Participant of the Company’s Code of Ethics, any restrictive covenant, non-competition, confidentiality or non-solicitation, or other similar agreement which is applicable to the Participant. (vi) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

2.8 “Change in Control” means, unless otherwise provided in an Award Agreement:

(a)	Merger: Except for Excluded Transactions, the Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)	Acquisition of Significant Share Ownership: There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 50% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

(c)	Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period, excluding any director approved in connection with an actual or threatened proxy contest or any other actual or threatened solicitation of proxies; or

(d)	Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding Common Stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

2.9 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.10 “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board and shall be composed of not less than two (2) Directors, each of whom is a “Disinterested Board Member” (as defined below). A “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act, the definitions set forth in Item 404 of SEC Regulation S-K, and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.11 “Covered Employee” means any Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (a) ninety (90) days after the beginning of the Performance Period provided the outcome for the Performance Period is substantially uncertain, or (b) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.12 “Director” means any individual who is a member of the Board of Directors of the Company.

2.13 “Disability” means, if the Participant is subject to a written employment or change in control agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” the terms “Disability” or “Disabled” shall have meaning set forth in such agreement (unless the Award Agreement specifies otherwise). In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

2.14 “Employee” means any individual performing services for the Company, an Affiliate, or a Subsidiary, including but not limited to officers, and designated as an employee of the Company, an Affiliate, or a Subsidiary on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, or Subsidiary during such period. An individual shall not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company, any Affiliates, or any Subsidiaries. A leave of absence may continue so long as the Employee is on military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed six (6) months, or if longer, so long as the Participant retains a right to reemployment with the Company, a Subsidiary, or an Affiliate under an applicable statute or by contract. Neither service as a Director nor payment of a Director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

2.15 “Excluded Transaction” means a plan of reorganization, merger, consolidation, or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least fifty percent (50%) of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation, or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation, or similar transaction.

2.16 “Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

2.17 “Net Operating Income” means the Company’s income from ongoing operations on a consolidated basis, as reported in the Company’s income statement for the applicable performance period, prior to accrual of any amounts for payment under this Plan for the performance period. Net Operating Income shall, unless otherwise determined by the Committee, be adjusted to eliminate the after-tax effects of charges for merger, acquisition and divestiture activities, restructurings, discontinued operations, extraordinary items, other unusual or non-recurring items, and the cumulative effect of tax or accounting changes, in each case as reported in the Company’s earnings release.

2.18 “Participant” means any eligible individual as set forth in Article 4 to whom an Award is granted.

2.19 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.20 “Performance Measures” mean measures as described in Article 7 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.21 “Performance Period” means the period of time, as determined by the Committee, during which the performance goals must be met in order to determine the degree of payout with respect to an Award; provided, however, that in no event shall such a period be less than twelve (12) consecutive months.

2.22 “Plan Year” means the calendar year.

2.23 “Service” means a Participant’s employment relationship with the Company, an Affiliate, or a Subsidiary.

2.24 “Specified Employee” means a “specified employee” within the meaning of Code Section 409A and any specified employee identification policy or procedure of the Company.

2.25 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.26 “Termination of Employment” or “Terminates Employment” means a separation from Service of a Participant, within the meaning of Code Section 409A.

2.27 “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Article 3. Administration

3.1 General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2 Authority of the Committee. Subject to any express limitations set forth in the Plan, the Committee shall have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of the Plan including, but not limited to, the following:

(a)	To determine from time to time which of the persons eligible under the Plan shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Awards shall be granted, the provisions of each Award granted (which need not be identical);

(b)	To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in an Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(c)	To approve forms of Award Agreements for use under the Plan;

(d)	To amend the Plan or any Award Agreement as provided in the Plan;

(e)	To adopt subplans and/or special provisions applicable to Awards regulated by the laws of a jurisdiction other than and outside of the United States. Such subplans and/or special provisions may take precedence over other provisions of the Plan, but unless otherwise superseded by the terms of such subplans and/or special provisions, the provisions of the Plan shall govern; and

(f)	To authorize any person to execute on behalf of the Company any instrument required to effectuate any Award previously granted by the Committee.

3.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards to be granted to such officer; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated; and (iv) no delegation of authority may be made with respect to Awards that are intended to qualify as performance-based compensation under Code Section 162(m)

3.4 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

Article 4. Eligibility and Participation

4.1 Eligibility. Persons eligible to participate in this Plan include the Chief Executive Officer of the Company and senior executives who directly report to the Chief Executive Officer and any senior executive officers who may be selected from time to time to participate in the Plan by the Committee.

4.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law and the amount of each Award.

Article 5. Awards

5.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine. The Committee may grant Cash-Based Awards that are payable based on the attainment of a specified performance goal (or goals), with or without additional Service requirements, as established by the Committee in its discretion.

5.2 Value of Cash-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. The Committee may establish a performance goal or goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of such Cash-Based Award (the “Performance-Based Compensation Award”) that will be paid out to the Participant will depend on the extent to which the performance goals are met and additional Service requirements, if any, are met.

5.3 Maximum Cash-Based Awards. Annual bonuses may not exceed 2% of the Company’s Net Operating Income for the Chief Executive Officer and 1% of the Company’s Net Operating Income for each of the other Participants in the Plan.

5.4 Payment of Cash-Based Awards. Payment, if any, with respect to a Cash-Based Award shall be made in cash, in accordance with the terms of the applicable Award Agreement, and as the Committee determines in accordance with Code Section 409A, to the extent applicable. Unless the payment of Cash-Based Awards are deferred pursuant to Section 14.7, all Cash-Based Awards hereunder generally shall be paid no later than March 15 following the Plan Year for which the Awards were earned.

5.5 Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive payment for Cash-Based Awards, if any, following termination of the Participant’s employment with or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

5.6 Compliance With Code Section 409A. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. In the event that any provision of the Plan or an Award Agreement is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code, the Committee shall have the authority, pursuant to Section 14.8, to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements, provided that the Committee shall act in a manner that is intended to preserve the economic value of the Award to the Participant. In no event whatsoever shall the Company be liable for any additional tax, interest, or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

5.7 Compliance With Code Section 162(m). The Plan shall be interpreted and construed in accordance with Section 162(m) of the Code. A Participant shall be eligible to receive payment with respect to a Performance-Based Compensation Award only to the extent that the performance goals for such Performance Period are achieved and the terms of the Award applied against such performance goals determines that all or a portion of such Participant’s Performance-Based Compensation Award has been earned for the Performance Period. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance-Based Compensation Award for the Performance Period was achieved and then the amount thereof. The Committee may include in its written findings regarding whether the performance goals were satisfied during a Performance Period a notation that certain data was unavailable at the time the Committee determined whether the performance goal was satisfied. For example, if the performance goal is based on the financial results of a peer group and one or more members of the peer group has not timely reported their financial results (whether due to a financial restatement or otherwise), the Committee may exclude the missing peer group member’s data from its consideration of whether the overall performance goal has been satisfied based on the reported data that is available.

Article 6. Awards Not Assignable or Transferable

Except as expressly authorized by the Committee, during a Participant’s lifetime, his Awards shall be payable only to the Participant. Awards shall not be assignable or transferable other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order entered into by a court of competent jurisdiction; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported assignment or transfer in violation of this Article 6 shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of, or following, the Participant’s death may be provided.

Article 7. Performance Measures

7.1 Performance Measures. The performance goals upon which the payment of a Performance-Based Compensation Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be Net Operating Income.

7.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) Extraordinary Items (as defined below), (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Performance-Based Compensation Awards to Covered

Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility. “Extraordinary Items” means (a) extraordinary, unusual, and/or nonrecurring items of gain or loss; (b) gains or losses on the disposition of a business; (c) changes in tax or accounting regulations or laws; or (d) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company’s Annual Report.

7.3 Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the Participant is no longer eligible to receive a payment under the Plan and shall then determine, in its sole discretion, what compensation, if any, shall be provided. Such adjusted compensation would not qualify as “performance-based compensation” under Code Section 162(m).

7.4 Committee Discretion. In the event that applicable tax, corporate, or securities laws change to permit the Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base payout on Performance Measures other than those set forth in Section 7.1.

Article 8. Beneficiary Designation

Benefits remaining unpaid (if any) or rights remaining unexercised (if any) at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.

Article 9. Rights of Participants

9.1 Employment. Nothing in this Plan or an Award Agreement shall: (a) interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment or Service at any time or for any reason not prohibited by law, or (b) confer upon any Participant any right to continue his employment for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate or Subsidiary and, accordingly, subject to Articles 3 and 11, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

9.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Article 10. Change in Control

10.1 Change in Control of the Company. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 10 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement. The amount of the Awards to be paid in connection with a Change in Control shall be pro-rated to reflect the portion of the performance period that was completed as of the date of the Change of Control.

(a)	Performance Goals. Upon a Change in Control, all then-outstanding Awards with performance goals yet to be achieved shall be considered to be earned at target values, or at such value otherwise determined by the terms and conditions set forth in the applicable Award Agreement, and payable at the time set forth in the applicable Award Agreement.

(b)	Awards With Service Requirements. Upon a Participant’s involuntary termination for a reason other than Cause during the one year period following a Change in Control, any Service requirement applicable to then-outstanding Awards shall be considered satisfied.

Article 11. Amendment and Termination

11.1 Amendment and Termination of the Plan and Award Agreements.

(a)	Subject to subparagraph (b) of this Section 11.1 and Section 11.3 of the Plan, the Board may at any time terminate the Plan or an outstanding Award Agreement and the Committee may, at any time and from time to time, amend the Plan or an outstanding Award Agreement.

(b)	Notwithstanding the foregoing, no amendment of this Plan shall be made without stockholder approval if stockholder approval is required pursuant to rules promulgated by any stock exchange or quotation system on which the Company’s shares are listed or quoted or by applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

11.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to Section 7.3, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 7.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended diminution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan. By accepting an Award under this Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 11.2 without further consideration or action.

11.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, other than Sections 11.2 or 11.4 no termination or amendment of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

11.4 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 11.4 to any Award granted under the Plan without further consideration or action.

Article 12. Reporting and Withholding

The Company shall have the power and the right to report income and to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

Article 13. Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 14. General Provisions

14.1 Forfeiture Events.

(a)	The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the Participant’s provision of services to the Company, Affiliate, or Subsidiary, violation of material Company, Affiliate, or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, any Affiliate, or Subsidiary.

(b)	If any of the Company’s financial statements are required to be restated resulting from errors, omissions, or fraud, the Committee may (in its sole discretion, but acting in good faith) direct that the Company recover all or a portion of any Award granted or paid to a Participant with respect to any fiscal year of the Company the financial results of which are negatively affected by such restatement. The amount to be recovered from the Participant shall be the amount by which the Award exceeded the amount that would have been payable to the Participant had the financial statements been initially filed as restated, or any greater or lesser amount (including, but not limited to, the entire Award) that the Committee shall determine. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law (including but not limited to amounts that are required to be recovered or forfeited under Section 304 of the Sarbanes-Oxley Act of 2002 or Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010). The Committee shall determine whether the Company shall effect any such recovery: (i) by seeking repayment from the Participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program, or arrangement maintained by the Company, an Affiliate, or any Subsidiary, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices, or (iv) by any combination of the foregoing.

14.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

14.3 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.4 Requirements of Law. The granting of and settlement of Awards under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.5 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Affiliate or Subsidiary under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or the Subsidiary or Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, or the Subsidiary or Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

14.6 Retirement and Welfare Plans. Neither Awards made under this Plan nor cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

14.7 Deferred Compensation.

(a)	The Committee may grant Awards under the Plan that provide for the deferral of compensation within the meaning of Code Section 409A. It is intended that such Awards comply with the requirements of Code Section 409A so that amounts deferred thereunder are not includible in income before actual payment and are not subject to an additional tax of twenty percent (20%) at the time the deferred amounts are no longer subject to a substantial risk of forfeiture.

(b)	Notwithstanding any provision of the Plan or Award Agreement to the contrary, if one or more of the payments or benefits to be received by a Participant pursuant to an Award would constitute deferred compensation subject to Code Section 409A and would cause the Participant to incur any penalty tax or interest under Code Section 409A or any regulations or Treasury guidance promulgated thereunder, the Committee may reform the Plan and Award Agreement to comply with the requirements of Code Section 409A and to the extent practicable maintain the original intent of the Plan and Award Agreement. By accepting an Award under this Plan, a Participant agrees to any amendments to the Award made pursuant to this Section 14.7(b) without further consideration or action.

14.8 Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

14.9 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

14.10 Payments to a Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

14.11 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

14.12 Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder and all other documents that the Company is required to deliver to its security holders (including without limitation, Annual Reports and proxy statements), and (b) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.

14.13 No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of the Plan to the contrary, the Company, its Affiliates and Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.

14.14 Indemnification. Subject to applicable state law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

IN WITNESS WHEREOF, this Plan has been adopted on the date set forth below by an authorized officer of the Company.

FIRST NIAGARA FINANCIAL GROUP, INC.

By:
Date		Barbara Jeremiah, Chair
Compensation Committee

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Carl A. Florio 02 Nathaniel D. Woodson 03 Roxanne J. Coady

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: In their discretion, the proxies are authorized to vote upon any other matters that are properly brought by or at the direction of the Board of Directors before the Annual Meeting and at any adjournments or postponements thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000128590_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

The undersigned hereby appoints John R. Koelmel and Gregory W. Norwood, and each of them, as proxies for the undersigned, each with the power to appoint his substitute, and hereby authorizes them to attend the Annual Meeting of Stockholders of First Niagara Financial Group, Inc. (the "Annual Meeting") to be held at Larkin at Exchange, 726 Exchange Street, Buffalo, New York 14210 on April 25, 2012 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, to vote, as designated on the reverse side, all of the shares that the undersigned is entitled to vote at the Annual Meeting and otherwise to represent the undersigned with all of the powers the undersigned would possess if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement and the Annual Report on Form 10-K and revokes any proxy heretofore given with respect to the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. UNLESS DIRECTION IS GIVEN TO THE CONTRARY, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3, 4 AND 5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS OR MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side

0000128590_2 R1.0.0.11699